UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5883

DREYFUS INDEX FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/06

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Smallcap Stock Index Fund
ANNUAL REPORT October 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
39	Proxy Results
40	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Smallcap Stock Index Fund
The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, CFA, Portfolio Manager

How did Dreyfus Smallcap Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, Dreyfus Smallcap Stock Index Fund produced a total return of 15.53% .1 The Standard

& Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a 16.10% return for the same period.2,3

Despite bouts of market weakness arising from investors’ economic, inflation and interest-rate concerns, a growing global economy and improved corporate earnings helped support small-cap stock prices during most of the reporting period.The difference in returns between the fund and the S&P 600 Index was primarily due to the fund’s sampling strategy, transaction costs and fund operating expenses.

What is the fund’s investment approach?

The fund seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index. While the fund generally owns the vast majority of the stocks in the S&P 600 Index, some very small stocks may be excluded from the portfolio.The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones.The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

What other factors influenced the fund’s performance?

During the first half of the reporting period, U.S. economic growth generally remained strong, bolstered by healthy corporate earnings, low unemployment and subdued inflation.As a result, stock prices rose despite occasional concerns that rising short-term interest rates and higher energy prices might erode consumer confidence and reduce the rate of economic growth. As they had for some time, small-cap

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

stocks posted higher returns than their large-cap counterparts through the spring of 2006, as investors remained comfortable with the risks that smaller companies typically entail.

However, stock prices generally fell sharply in May after hawkish comments from members of the Federal Reserve Board caused investors to revise upward their expectations for inflation and short-term interest rates. During the market downturn, large-cap stocks began to fare better than smaller stocks as investors turned toward well-established businesses with track records of consistent earnings under a variety of economic conditions. Housing markets softened and employment gains moderated over the remainder of the reporting period, marking the apparent start of a new phase of the economic cycle, and large-cap stocks continued to gain value at a faster rate than small-cap stocks.

Gains for the S&P 600 Index were particularly robust in the producer goods area, which was driven higher by intensifying global demand for heavy machinery, industrial parts, chemicals, metals, construction and freight services. In addition, stocks of steel producers advanced strongly due to industry consolidation and surging industrial demand from China and India.

Some of the small-cap market’s stronger gains were produced by stocks in the financials sector,where real estate investment trusts (REITs) posted especially attractive returns. During the reporting period, a growing base of investors added a REIT component to their portfolios in an attempt to hedge against the possibility of unanticipated inflation in the market-place.Among the different segments of the REIT market, the apartment sector produced especially attractive gains as some potential homebuyers chose to rent apartments until housing prices stabilize. In addition, regional malls fared well due to persistent strength in consumer spending and low unemployment rates. Finally, self-storage companies, which are considered a stand-alone area of the REIT sub-sector, benefited from higher demand from individuals and regional sales distributors needing to store excess inventories.

4

Specialty retailers within the consumer discretionary area also contributed positively to the S&P 600 Index’s performance.Top performers included children’s apparel stores and discount clothing firms whose stores generally are located in regional malls.

On the other hand, many of the S&P 600 Index’s homebuilders, already hurt by the housing slowdown and higher interest rates, fell sharply in May’s market correction and failed to rebound as housing prices declined. Companies that build more expensive, higher-end homes were particularly hard hit. Finally, temporary employment agencies detracted from the S&P 600 Index’s overall performance, due primarily to a strong labor market with little excess capacity.

What is the fund’s current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index.While small-cap stocks may involve greater risk than larger-cap stocks, we believe that an investment in a broadly diversified small-cap index fund, such as Dreyfus Smallcap Stock Index Fund, may help investors manage the risks associated with small-cap investing by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect that may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.

2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.

3 Standard & Poor’s®,”“S&P®,” and “Standard & Poor’s SmallCap 600 Index” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 10/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	6/30/97	15.53%	14.50%	10.38%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Smallcap Stock Index Fund on 6/30/97 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 2.51
Ending value (after expenses)	$991.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—99.2%	Shares	Value ($)

Consumer Discretionary—15.8%
4Kids Entertainment	16,900 [a]	307,073
Aaron Rents	70,397	1,751,477
ADVO	51,250	1,504,700
Arbitron	46,000 [b]	1,932,000
Arctic Cat	24,000	429,840
Ashworth	11,300 [a]	79,326
Audiovox, Cl. A	28,000 [a]	367,360
Aztar	57,300 [a]	3,069,561
Bassett Furniture Industries	15,300	252,756
Bright Horizons Family Solutions	37,200 [a]	1,429,224
Brown Shoe	50,050 [b]	1,949,948
Building Materials Holding	47,300 [b]	1,232,638
Cato, Cl. A	51,800 [b]	1,185,702
CEC Entertainment	51,525 [a]	1,776,067
Champion Enterprises	120,599 [a,b]	1,116,747
Children’s Place Retail Stores	35,700 [a,b]	2,505,783
Christopher & Banks	59,275	1,599,832
Coachmen Industries	25,500	285,090
Cost Plus	26,300 [a]	314,285
CPI	9,300	439,053
Crocs	45,900 [a,b]	1,818,558
Deckers Outdoor	19,500 [a]	1,036,815
Dress Barn	72,400 [a,b]	1,572,528
Drew Industries	24,500 [a]	665,175
Ethan Allen Interiors	51,500 [b]	1,834,430
Finish Line, Cl. A	61,000 [b]	790,560
Fleetwood Enterprises	93,800 [a]	669,732
Fossil	72,025 [a,b]	1,573,026
Fred’s	67,000 [b]	876,360
Genesco	36,500 [a]	1,371,305
Group 1 Automotive	38,200	2,189,242
Guitar Center	42,000 [a,b]	1,821,540
Gymboree	52,000 [a]	2,415,920
Hancock Fabrics/DE	10,000	33,200
Haverty Furniture Cos.	41,600 [b]	657,280
Hibbett Sporting Goods	46,400 [a]	1,356,736

8

Common Stocks (continued)	Shares		Value ($)

Consumer Discretionary (continued)
Hot Topic	55,800	[a,b]	564,138
IHOP	25,500		1,330,335
Interface, Cl. A	69,800	[a]	1,015,590
Jack in the Box	58,100	[a]	3,259,991
JAKKS Pacific	40,300	[a,b]	874,107
Jo-Ann Stores	31,960	[a,b]	581,672
JoS. A. Bank Clothiers	23,000	[a,b]	682,870
K-Swiss, Cl. A	43,700		1,543,484
K2	73,200	[a]	999,912
Kellwood	41,200	[b]	1,260,720
Keystone Automotive Industries	25,400	[a]	976,884
La-Z-Boy	79,900	[b]	978,775
Landry’s Restaurants	23,600		691,480
Lenox Group	26,200	[a]	157,462
Libbey	15,200	[b]	174,800
Live Nation	102,000	[a]	2,168,520
LKQ	69,500	[a,b]	1,608,230
Lone Star Steakhouse & Saloon	27,200		742,560
M/I Homes	15,300	[b]	549,576
Marcus	34,400		859,656
MarineMax	24,400	[a,b]	695,644
Men’s Wearhouse	81,700		3,255,745
Meritage Homes	32,400	[a,b]	1,483,272
Midas	19,400	[a]	400,222
Monaco Coach	42,750		510,435
Multimedia Games	41,600	[a,b]	390,624
National Presto Industries	5,200		318,396
Nautilus	47,800	[b]	675,414
NVR	7,700	[a,b]	4,323,550
O’Charleys	38,500	[a]	765,765
Oxford Industries	23,400		1,235,052
P.F. Chang’s China Bistro	39,000	[a,b]	1,630,980
Panera Bread, Cl. A	46,800	[a,b]	2,892,240
Papa John’s International	41,200	[a,b]	1,512,040
PEP Boys-Manny Moe & Jack	83,200		1,179,776
PetMed Express	38,800	[a,b]	485,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Consumer Discretionary (continued)
Phillips-Van Heusen	88,800		4,063,488
Pinnacle Entertainment	68,800	[a]	2,081,888
Polaris Industries	63,000	[b]	2,697,660
Pool	81,230	[b]	3,328,805
Pre-Paid Legal Services	15,000	[b]	636,750
Quiksilver	169,300	[a,b]	2,361,735
Radio One, Cl. D	113,500	[a]	770,665
Rare Hospitality International	52,250	[a,b]	1,646,397
RC2	33,000	[a,b]	1,490,940
Red Robin Gourmet Burgers	21,100	[a]	1,017,864
Russ Berrie & Co.	15,100	[a]	228,916
Ryan’s Restaurant Group	63,800	[a,b]	1,034,198
Select Comfort	86,550	[a,b]	1,850,439
Shuffle Master	51,073	[a,b]	1,429,023
Skechers USA, Cl. A	40,800	[a,b]	1,219,512
Skyline	12,600		497,574
Sonic	109,317	[a,b]	2,486,962
Sonic Automotive	49,000		1,288,700
Stage Stores	39,300		1,273,713
Stamps.com	29,000	[a,b]	465,450
Standard Motor Products	18,500		204,980
Standard Pacific	97,000	[b]	2,350,310
Steak n Shake	40,078	[a]	745,050
Stein Mart	43,100		705,547
Stride Rite	58,000		855,500
Sturm Ruger & Co.	31,200	[a,b]	259,896
Superior Industries International	31,100	[b]	525,590
Tractor Supply	51,600	[a]	2,498,472
Triarc Cos., Cl. B	95,700		1,606,803
Tuesday Morning	36,200	[b]	597,300
Tween Brands	52,500	[a]	2,195,550
Universal Technical Institute	32,600	[a,b]	651,348
Vertrue	16,500	[a]	742,005
Winnebago Industries	52,000	[b]	1,731,080
WMS Industries	35,500	[a]	1,254,215
Wolverine World Wide	92,250	[b]	2,616,210

10

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Zale	75,900 [a]	2,188,956
		140,585,277
Consumer Staples—3.6%
Alliance One International	125,500	604,910
American Italian Pasta, Cl. A	33,400 [a,b]	250,166
Casey’s General Stores	79,000 [b]	1,917,330
Corn Products International	114,600	4,147,374
Delta & Pine Land	56,333	2,282,050
Flowers Foods	82,675 [b]	2,246,280
Great Atlantic & Pacific Tea	26,000	719,420
Hain Celestial Group	59,300 [a]	1,674,039
J & J Snack Foods	23,900 [b]	798,499
Lance	47,700	931,104
Longs Drug Stores	46,100 [b]	1,984,144
Nash Finch	21,600 [b]	560,520
NBTY	88,300 [a]	2,456,506
Peet’s Coffee & Tea	16,600 [a,b]	444,050
Performance Food Group	55,500 [a]	1,613,385
Playtex Products	86,000 [a]	1,198,840
Ralcorp Holdings	40,200 [a,b]	1,987,890
Sanderson Farms	24,000	636,720
Spectrum Brands	48,300 [a,b]	469,476
TreeHouse Foods	49,900 [a]	1,265,464
United Natural Foods	61,500 [a]	2,146,350
USANA Health Sciences	17,400 [a,b]	781,608
WD-40	29,800	1,012,902
		32,129,027
Energy—7.5%
Atwood Oceanics	37,600 [a]	1,737,120
Bristow Group	36,400 [a,b]	1,208,480
Cabot Oil & Gas	72,250 [b]	3,822,747
CARBO Ceramics	27,100 [b]	913,270
Cimarex Energy	130,300	4,693,406
Dril-Quip	39,500 [a]	1,555,510
Frontier Oil	178,600	5,250,840

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Energy (continued)
Helix Energy Solutions Group	143,263	[a,b]	4,627,395
Hydril	27,900	[a]	1,675,395
Input/Output	112,800	[a,b]	1,264,488
Lone Star Technologies	47,800	[a]	2,307,784
Lufkin Industries	23,600		1,424,024
Massey Energy	119,000		3,004,750
NS Group	34,700	[a]	2,267,992
Oceaneering International	85,500	[a]	3,077,145
Penn Virginia	29,000	[b]	2,074,950
Petroleum Development	24,900	[a]	1,149,135
SEACOR Holdings	33,450	[a]	2,993,106
St. Mary Land & Exploration	84,500		3,151,005
Stone Energy	43,700	[a]	1,702,989
Swift Energy	46,600	[a]	2,177,152
Tetra Technologies	118,250	[a]	3,062,675
Unit	73,300	[a]	3,400,387
Veritas DGC	56,400	[a,b]	4,061,364
W-H Energy Services	46,700	[a]	2,186,961
World Fuel Services	43,000		1,849,860
			66,639,930
Financial—16.2%
Acadia Realty Trust	44,800		1,144,640
Anchor Bancorp Wisconsin	28,200	[b]	818,928
Bank Mutual	89,000		1,078,680
BankAtlantic Bancorp, Cl. A	68,100		892,110
BankUnited Financial, Cl. A	55,600	[b]	1,499,532
Boston Private Financial Holdings	56,200	[b]	1,553,368
Brookline Bancorp	91,500		1,219,695
Cash America International	49,800		2,058,234
Central Pacific Financial	48,000	[b]	1,765,920
Chittenden	72,037	[b]	2,124,371
Colonial Properties Trust	70,200	[b]	3,537,378
Community Bank System	45,200	[b]	1,123,220
Delphi Financial Group, Cl. A	64,176		2,518,888
Dime Community Bancshares	34,250		477,788
Downey Financial	31,580	[b]	2,175,230
East West Bancorp	94,800		3,461,148

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
EastGroup Properties	35,500	1,889,665
Entertainment Properties Trust	45,300	2,491,500
Essex Property Trust	36,000 [b]	4,798,080
Fidelity Bankshares	30,200	1,198,336
Financial Federal	41,850 [b]	1,151,712
First BanCorp/Puerto Rico	132,000	1,306,800
First Commonwealth Financial	88,700 [b]	1,185,919
First Indiana	20,500	523,160
First Midwest Bancorp/IL	75,274 [b]	2,862,670
First Republic Bank/San Francisco, CA	43,250	1,684,155
FirstFed Financial	29,200 [a,b]	1,803,684
Flagstar Bancorp	50,000 [b]	751,500
Franklin Bank/Houston, TX	34,800 [a]	703,308
Fremont General	105,000 [b]	1,525,650
Glacier Bancorp	44,700	1,560,924
Glenborough Realty Trust	50,500	1,311,990
Hanmi Financial	65,000	1,389,050
Harbor Florida Bancshares	28,400 [b]	1,289,644
Hilb, Rogal & Hobbs	53,300 [b]	2,127,736
Independent Bank/MI	32,515 [b]	777,109
Infinity Property & Casualty	32,000 [b]	1,376,640
Inland Real Estate	104,100	1,945,629
Investment Technology Group	67,000 [a]	3,128,900
Irwin Financial	31,000	687,270
Kilroy Realty	47,500	3,578,175
LaBranche & Co.	71,400 [a,b]	633,318
LandAmerica Financial Group	27,700 [b]	1,747,593
Lexington Corporate Properties Trust	81,600 [b]	1,738,080
LTC Properties	34,400	932,240
MAF Bancorp	43,000	1,852,870
Mid-America Apartment Communities	33,000 [b]	2,100,450
Nara Bancorp	33,700	640,300
National Retail Properties	93,000 [b]	2,089,710
New Century Financial	74,250 [b]	2,923,965
Parkway Properties/MD	22,100 [b]	1,090,414
Philadelphia Consolidated Holding	85,000 [a]	3,325,200
Piper Jaffray Cos.	32,900 [a]	2,275,035

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Portfolio Recovery Associates	26,200 [a,b]	1,221,444
Presidential Life	37,000 [b]	873,200
PrivateBancorp	28,100 [b]	1,154,067
ProAssurance	51,800 [a,b]	2,522,660
Prosperity Bancshares	39,000 [b]	1,352,910
Provident Bankshares	50,624 [b]	1,829,551
PS Business Parks	22,900	1,507,965
Republic Bancorp/MI	118,025	1,579,175
Rewards Network	44,200 [a,b]	250,172
RLI	32,200	1,745,562
Safety Insurance Group	27,200	1,360,272
Selective Insurance Group	45,200 [b]	2,497,300
Senior Housing Properties Trust	100,000 [b]	2,293,000
South Financial Group	112,400	2,981,972
Sovran Self Storage	28,000 [b]	1,651,440
Sterling Bancorp/NY	27,900 [b]	543,492
Sterling Bancshares/TX	76,200	1,395,222
Sterling Financial/WA	58,035	1,930,244
Stewart Information Services	30,000 [b]	1,111,800
Susquehanna Bancshares	82,000	2,049,180
SWS Group	30,971	860,684
TradeStation Group	30,400 [a]	475,760
Trustco Bank NY	112,544 [b]	1,243,611
UCBH Holdings	140,700 [b]	2,411,598
Umpqua Holdings	88,500	2,499,240
United Bankshares	54,500 [b]	2,081,355
United Fire & Casualty	25,300 [b]	895,114
Whitney Holding	108,870	3,555,694
Wilshire Bancorp	24,100 [b]	476,698
Wintrust Financial	38,000 [b]	1,833,880
World Acceptance	29,400 [a,b]	1,469,706
Zenith National Insurance	58,200 [b]	2,707,464
		144,208,943
Health Care—11.4%
Alpharma, Cl. A	73,700	1,626,559
Amedisys	24,800 [a,b]	1,006,136
American Medical Systems Holdings	105,600 [a,b]	1,880,736

14

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
AMERIGROUP	83,700 [a,b]	2,507,652
AMN Healthcare Services	49,100 [a]	1,241,739
AmSurg	46,600 [a]	979,532
Analogic	20,200	1,127,362
ArQule	54,000 [a]	217,080
ArthroCare	39,200 [a]	1,584,072
BIOLASE Technology	18,900 [a,b]	122,850
Biosite	26,900 [a]	1,235,517
Bradley Pharmaceuticals	25,700 [a,b]	447,180
Cambrex	44,200	1,034,280
Centene	65,400 [a,b]	1,542,786
Cerner	96,300 [a,b]	4,652,253
Chemed	41,198	1,462,117
CNS	25,900	959,595
CONMED	42,700 [a]	947,513
Connetics	41,200 [a,b]	702,048
Cooper Cos.	66,200	3,815,106
Cross Country Healthcare	30,000 [a]	580,800
Cyberonics	27,300 [a,b]	492,219
Datascope	22,000	789,140
Dendrite International	71,300 [a]	745,085
Dionex	31,150 [a]	1,694,560
DJO	36,000 [a]	1,448,280
Enzo Biochem	43,017 [a,b]	615,143
Genesis HealthCare	29,500 [a]	1,428,685
Gentiva Health Services	45,300 [a]	840,315
Greatbatch	35,400 [a]	796,146
Haemonetics/Mass	42,200 [a]	1,924,320
Healthways	53,100 [a,b]	2,248,785
Hologic	78,900 [a,b]	3,799,035
Hooper Holmes	86,500	311,400
ICU Medical	24,200 [a]	1,022,450
IDEXX Laboratories	50,300 [a]	4,185,463
Immucor	105,000 [a]	2,890,650
Integra LifeSciences Holdings	31,500 [a,b]	1,163,295
Intermagnetics General	53,962 [a]	1,475,861
Invacare	50,000 [b]	1,091,500

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
inVentiv Health	43,000 [a]	1,229,800
Kendle International	17,800 [a]	616,236
Kensey Nash	14,100 [a,b]	428,781
LCA-Vision	32,200 [b]	1,131,186
Matria Healthcare	31,200 [a,b]	879,840
Mentor	67,400	3,154,320
Meridian Bioscience	32,300	744,515
Merit Medical Systems	36,700 [a]	580,227
MGI Pharma	115,600 [a,b]	2,199,868
Noven Pharmaceuticals	36,800 [a]	817,328
Odyssey HealthCare	56,950 [a]	754,588
Osteotech	27,500 [a]	143,550
Owens & Minor	63,000 [b]	1,985,130
Palomar Medical Technologies	28,100 [a,b]	1,323,229
PAREXEL International	47,300 [a]	1,400,080
Pediatrix Medical Group	78,000 [a]	3,504,540
Per-Se Technologies	50,345 [a,b]	1,232,446
PharmaNet Development Group	24,600 [a]	460,020
PolyMedica	36,000 [b]	1,495,800
Possis Medical	33,000 [a]	360,360
Regeneron Pharmaceuticals	83,200 [a,b]	1,668,160
RehabCare Group	28,400 [a]	365,224
Respironics	111,000 [a]	3,920,520
Savient Pharmaceuticals	100,000 [a]	761,000
Sciele Pharma	43,900 [a,b]	957,459
Sierra Health Services	89,600 [a]	3,067,904
Sunrise Senior Living	68,400 [a]	2,134,764
SurModics	26,700 [a,b]	931,830
Theragenics	58,900 [a]	184,946
United Surgical Partners International	67,700 [a,b]	1,680,314
VIASYS Healthcare	49,000 [a,b]	1,403,850
Vital Signs	13,100	738,316
		100,891,376
Industrial—17.5%
A.O. Smith	36,050	1,267,518
AAR	54,250 [a]	1,412,670
ABM Industries	67,800 [b]	1,346,508

16

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Acuity Brands	69,600	3,447,984
Administaff	40,100 [b]	1,381,445
Albany International, Cl. A	45,600	1,532,616
Angelica	15,100	316,194
Apogee Enterprises	40,600	653,254
Applied Industrial Technologies	60,725 [b]	1,745,236
Applied Signal Technology	19,800	293,832
Arkansas Best	43,400	1,778,532
Armor Holdings	46,600 [a,b]	2,398,036
Astec Industries	27,800 [a,b]	886,542
ASV	23,000 [a,b]	336,030
Baldor Electric	43,833	1,406,163
Barnes Group	59,400	1,190,970
Belden CDT	68,312 [b]	2,472,894
Bowne & Co.	45,000	703,350
Brady, Cl. A	79,000 [b]	2,923,000
Briggs & Stratton	78,900	2,011,161
C & D Technologies	22,500 [b]	111,600
CDI	19,000 [b]	449,160
Central Parking	28,310	485,516
Ceradyne	44,000 [a,b]	1,815,000
CLARCOR	77,400 [b]	2,521,692
Coinstar	45,600 [a]	1,385,328
Consolidated Graphics	17,700 [a,b]	1,100,409
Cubic	25,200	526,932
Curtiss-Wright	68,800 [b]	2,328,192
EDO	24,500	585,795
EGL	47,000 [a,b]	1,597,530
ElkCorp	31,000 [b]	778,720
EMCOR Group	52,500 [a]	3,105,375
EnPro Industries	36,500 [a]	1,168,000
Esterline Technologies	40,200 [a]	1,515,540
Forward Air	45,250 [b]	1,469,268
Frontier Airlines Holdings	41,600 [a,b]	334,464
G & K Services, Cl. A	32,000 [b]	1,219,520
Gardner Denver	81,700 [a]	2,776,983
GenCorp	81,600 [a,b]	1,068,960

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Industrial (continued)
Griffon	41,200	[a,b]	1,013,108
Healthcare Services Group	49,600		1,348,128
Heartland Express	92,474		1,510,100
Heidrick & Struggles International	32,900	[a,b]	1,344,623
Hub Group, Cl. A	70,500	[a]	1,914,780
IDEX	83,300		3,906,770
Insituform Technologies, Cl. A	35,700	[a]	834,309
JLG Industries	165,000		4,562,250
John H. Harland	43,200	[b]	1,766,448
Kaman	41,600		848,224
Kansas City Southern	116,400	[a]	3,304,596
Kaydon	44,200	[b]	1,847,560
Kirby	79,800	[a]	2,795,394
Knight Transportation	79,450	[b]	1,447,579
Labor Ready	83,150	[a]	1,455,957
Landstar System	86,600		4,021,704
Lawson Products	7,100		343,711
Lennox International	92,800	[b]	2,501,888
Lindsay Manufacturing	17,500		575,575
Lydall	29,200	[a]	264,844
Magnetek	32,200	[a]	153,272
Manitowoc	97,450		5,348,056
Mesa Air Group	65,000	[a]	578,500
Mobile Mini	50,600	[a]	1,627,802
Moog, Cl. A	62,075	[a]	2,315,398
Mueller Industries	58,300		2,137,861
NCI Building Systems	31,900	[a]	1,909,215
NCO Group	50,200	[a]	1,353,392
Old Dominion Freight Line	44,000	[a]	1,217,040
On Assignment	5,700	[a]	64,695
Regal-Beloit	49,000	[b]	2,423,050
Robbins & Myers	25,100		966,099
School Specialty	30,200	[a,b]	1,182,632
Shaw Group	119,100	[a,b]	3,163,296
Simpson Manufacturing	54,100	[b]	1,535,899
SkyWest	95,900		2,556,694

18

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Spherion	97,500 [a]	706,875
Standard Register	18,700	253,011
Standex International	19,800	576,576
Teledyne Technologies	56,900 [a]	2,373,868
Tetra Tech	90,456 [a]	1,644,490
Toro	65,000 [b]	2,805,400
Tredegar	42,600	742,944
Triumph Group	25,800 [b]	1,242,270
United Stationers	50,300 [a]	2,401,825
Universal Forest Products	31,700	1,438,546
URS	81,400 [a]	3,289,374
Valmont Industries	27,200	1,517,760
Viad	33,800	1,248,910
Vicor	31,500	374,850
Volt Information Sciences	16,700 [a,b]	659,650
Wabash National	48,500 [b]	680,455
Waste Connections	69,150 [a]	2,813,714
Watsco	36,100	1,797,780
Watson Wyatt Worldwide, Cl. A	70,600 [b]	3,187,590
Watts Water Technologies, Cl. A	39,100	1,455,302
Wolverine Tube	8,000 [a,b]	22,960
Woodward Governor	46,600	1,664,086
		154,886,604
Information Technology—16.6%
Actel	43,400 [a]	711,326
Adaptec	181,200 [a]	820,836
Advanced Energy Industries	52,100 [a]	819,012
Aeroflex	122,000 [a]	1,317,600
Agilysys	56,100 [b]	831,963
Altiris	37,600 [a]	846,376
Anixter International	50,200	2,999,952
ANSYS	61,200 [a]	2,815,200
ATMI	58,200 [a]	1,844,358
Avid Technology	65,020 [a,b]	2,348,522
Axcelis Technologies	146,600 [a]	1,011,540
Bankrate	17,000 [a,b]	543,150

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Bel Fuse, Cl. B	22,800	812,136
Bell Microproducts	44,500 [a]	299,930
Benchmark Electronics	99,700 [a,b]	2,647,035
Black Box	26,000 [b]	1,159,340
Blue Coat Systems	23,400 [a,b]	521,820
Brightpoint	72,940 [a,b]	882,574
Brooks Automation	108,548 [a]	1,541,381
C-COR	53,000 [a]	529,470
Cabot Microelectronics	38,600 [a]	1,102,030
CACI International, Cl. A	46,500 [a]	2,675,610
Captaris	45,800 [a]	269,762
Carreker	32,500 [a]	237,900
Catapult Communications	19,000 [a]	165,870
Checkpoint Systems	60,200 [a]	1,096,242
CIBER	73,700 [a]	504,845
Cognex	71,500 [b]	1,646,645
Coherent	49,200 [a]	1,585,716
Cohu	40,600	803,068
Comtech Telecommunications	35,200 [a,b]	1,254,880
CTS	58,300	823,196
Cymer	59,700 [a]	2,765,901
Daktronics	45,900	1,088,289
Digi International	36,600 [a]	513,132
Digital Insight	52,800 [a]	1,625,184
Digitas	137,000 [a]	1,446,720
Diodes	31,000 [a,b]	1,365,240
Ditech Networks	47,300 [a]	373,197
DSP Group	47,400 [a,b]	1,029,528
eFunds	68,700 [a]	1,703,760
Electro Scientific Industries	43,500 [a]	867,825
Epicor Software	86,000 [a,b]	1,206,580
EPIQ Systems	24,100 [a,b]	368,248
Exar	59,800 [a]	775,606
FactSet Research Systems	62,500	3,181,250
FEI	33,000 [a]	754,380
FLIR Systems	108,000 [a,b]	3,449,520
Gerber Scientific	32,500 [a]	474,825

20

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Gevity HR	37,400 [b]	845,240
Global Imaging Systems	80,200 [a]	1,745,954
Global Payments	105,240	4,600,040
Harmonic	105,900 [a]	858,849
Hutchinson Technology	39,300 [a,b]	909,795
Hyperion Solutions	91,362 [a,b]	3,416,939
InfoSpace	47,200 [a]	953,912
Insight Enterprises	77,800 [a,b]	1,671,922
Inter-Tel	36,800	761,392
Itron	39,200 [a,b]	2,134,048
j2 Global Communications	82,100 [a,b]	2,252,824
JDA Software Group	49,900 [a]	734,029
Keane	67,900 [a]	786,961
Keithley Instruments	26,800	364,480
Komag	49,700 [a,b]	1,901,025
Kopin	112,000 [a,b]	399,840
Kronos/MA	48,950 [a,b]	1,659,405
Kulicke & Soffa Industries	76,400 [a,b]	686,072
Littelfuse	34,800 [a]	1,178,328
LoJack	29,000 [a]	578,840
Manhattan Associates	44,700 [a]	1,319,991
ManTech International, Cl. A	26,600 [a]	905,996
MapInfo	34,600 [a]	464,678
MAXIMUS	28,200	787,062
Mercury Computer Systems	27,200 [a]	335,104
Methode Electronics	70,800	783,756
Micros Systems	61,700 [a,b]	3,065,256
Microsemi	106,100 [a]	2,079,560
MIVA	17,000 [a]	54,230
MTS Systems	34,200	1,138,518
Napster	52,000 [a]	246,480
Neoware	31,000 [a,b]	371,070
NETGEAR	48,200 [a,b]	1,291,760
Network Equipment Technologies	21,100 [a]	119,215
Novatel Wireless	37,700 [a,b]	317,434
Open Solutions	30,600 [a]	1,143,522
Park Electrochemical	37,050	1,138,176

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Paxar	56,725 [a]	1,135,635
PC-Tel	16,100 [a]	173,075
Pericom Semiconductor	39,600 [a]	380,556
Phoenix Technologies	24,600 [a]	107,994
Photon Dynamics	16,200 [a]	192,294
Photronics	70,900 [a]	991,891
Planar Systems	38,700 [a,b]	466,335
Progress Software	68,700 [a,b]	1,977,873
Quality Systems	26,900 [b]	1,141,636
Radiant Systems	35,400 [a,b]	389,754
Radisys	32,300 [a]	592,059
Rogers	26,500 [a]	1,854,205
Rudolph Technologies	28,300 [a,b]	499,778
ScanSource	43,500 [a]	1,365,465
Secure Computing	100,000 [a]	718,000
Skyworks Solutions	247,800 [a]	1,642,914
Sonic Solutions	40,600 [a,b]	655,284
SPSS	31,500 [a]	871,605
Standard Microsystems	34,500 [a]	1,063,635
StarTek	18,100	246,884
Supertex	22,100 [a,b]	981,461
Sykes Enterprises	45,100 [a]	915,079
Symmetricom	67,650 [a]	572,996
Synaptics	38,000 [a,b]	1,077,680
Take-Two Interactive Software	100,400 [a,b]	1,404,596
TALX	48,250 [b]	1,173,440
Technitrol	61,200	1,543,464
THQ	93,825 [a,b]	2,821,318
Tollgrade Communications	25,200 [a]	206,892
Trimble Navigation	85,300 [a]	3,942,566
Ultratech	26,300 [a]	375,827
United Online	98,900	1,337,128
Varian Semiconductor Equipment Associates	85,500 [a]	3,119,895
Veeco Instruments	41,700 [a,b]	779,373
ViaSat	37,600 [a]	1,020,464
WebEx Communications	61,300 [a]	2,356,985

22

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Websense	81,900 [a]	2,241,603
X-Rite	42,200 [b]	477,282
		147,275,094
Materials—5.4%
A.M. Castle & Co.	15,400	514,976
Aleris International	48,578 [a,b]	2,502,253
AMCOL International	30,500 [b]	802,455
AptarGroup	53,600 [b]	2,943,176
Arch Chemicals	38,200	1,278,172
Brush Engineered Materials	27,800 [a]	935,748
Buckeye Technologies	45,700 [a]	474,823
Caraustar Industries	34,400 [a]	372,552
Carpenter Technology	40,000	4,279,600
Century Aluminum	32,000 [a,b]	1,245,440
Chaparral Steel	73,400 [b]	3,052,706
Chesapeake	28,500	442,035
Cleveland-Cliffs	68,000 [b]	2,875,720
Deltic Timber	17,200 [b]	875,652
Georgia Gulf	59,100	1,264,149
H.B. Fuller	93,800 [b]	2,325,302
Headwaters	62,600 [a,b]	1,549,350
MacDermid	37,000 [b]	1,237,650
Material Sciences	21,500 [a]	255,420
Myers Industries	43,509	788,383
Neenah Paper	23,100	850,773
OM Group	49,200 [a]	2,804,400
Omnova Solutions	63,800 [a]	279,444
Penford	12,900	209,625
PolyOne	151,800 [a]	1,244,760
Pope & Talbot	16,400	89,380
Quaker Chemical	15,500	294,965
Quanex	59,675	1,999,709
Rock-Tenn, Cl. A	50,300 [b]	1,038,192
RTI International Metals	31,700 [a,b]	1,943,844
Ryerson	42,500 [b]	1,024,250
Schulman (A.)	40,000	968,400

The Fund 23

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Schweitzer-Mauduit International	24,100 [b]	555,746
Steel Technologies	22,000	422,180
Texas Industries	38,000 [b]	2,359,800
Tronox, Cl. B	62,300 [b]	814,884
Wausau Paper	63,300	858,348
Wellman	17,500	65,975
		47,840,237
Telecommunication Services—.3%
Commonwealth Telephone Enterprises	36,700	1,536,262
General Communication, Cl. A	64,500 [a]	845,595
		2,381,857
Utilities—4.9%
Allete	46,200 [b]	2,083,620
American States Water	23,350 [b]	980,700
Atmos Energy	128,900 [b]	3,961,097
Avista	77,500	1,994,850
Cascade Natural Gas	17,600	453,024
Central Vermont Public Service	19,000	428,830
CH Energy Group	21,200	1,102,824
Cleco	87,500 [b]	2,248,750
El Paso Electric	71,900 [a,b]	1,679,584
Energen	112,300	4,808,686
Green Mountain Power	5,100	171,513
Laclede Group	36,700 [b]	1,307,621
New Jersey Resources	45,000 [b]	2,333,700
Northwest Natural Gas	43,500	1,799,595
Piedmont Natural Gas	111,700 [b]	3,015,900
South Jersey Industries	44,300 [b]	1,370,199
Southern Union	148,772	4,118,009
Southwest Gas	63,300 [b]	2,271,204
UGI	165,500	4,385,750
UIL Holdings	37,966	1,509,148
UniSource Energy	52,000	1,850,160
		43,874,764
Total Common Stocks
(cost $660,591,444)		880,713,109

24

	Principal
Short-Term Investment—.0%	Amount ($)	Value ($)

U.S. Treasury Bills;
4.65%, 11/9/06
(cost $249,742)	250,000 [c]	249,727

Investment of Cash Collateral
for Securities Loaned—18.1%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $160,731,751)	160,731,751 [d]	160,731,751

Total Investments (cost $821,572,937)	117.3%	1,041,694,587
Liabilities, Less Cash and Receivables	(17.3%)	(153,340,770)
Net Assets	100.0%	888,353,817

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At October 31, 2006, the total market value of the portfolio’s securities on loan is $154,376,380 and the total market value of the collateral held by the portfolio is
$161,279,714, consisting of cash collateral of $160,731,751 and U.S. Government and agency securities valued at $547,963.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Short-Term/Money		Energy	7.5
Market Investments	18.1	Materials	5.4
Industrial	17.5	Utilities	4.9
Information Technology	16.6	Consumer Staples	3.6
Financial	16.2	Telecommunication Services	.3
Consumer Discretionary	15.8	Futures	(.0)
Health Care	11.4		117.3

† Based on net assets.

See notes to financial statements.

The Fund 25

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

		Market Value		Unrealized
		Covered by		Depreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Long
Russell 2000 E-Mini	10	771,000	December 2006	(8,500)

See notes to financial statements.
26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement
of investments (including securities on loan,
valued at $154,376,380)—Note 1 (b):
Unaffiliated issuers	660,841,186	880,962,836
Affiliated issuers	160,731,751	160,731,751
Cash		1,069,888
Receivable for shares of Common Stock subscribed		8,202,777
Receivable for investment securities sold		1,026,942
Dividends and interest receivable		449,332
Receivable for futures variation margin—Note 4		928
		1,052,444,454

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		369,154
Liability for securities on loan—Note 1(b)		160,731,751
Bank loan payable—Note 2		1,655,000
Payable for shares of Common Stock redeemed		1,334,081
Interest payable—Note 2		651
		164,090,637

Net Assets ($)		888,353,817

Composition of Net Assets ($):
Paid-in capital		637,804,739
Accumulated undistributed investment income—net		3,350,051
Accumulated net realized gain (loss) on investments		27,085,877
Accumulated net unrealized appreciation (depreciation)
on investments [including ($8,500) net unrealized
(depreciation) on financial futures]		220,113,150

Net Assets ($)		888,353,817

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		37,122,256
Net Asset Value, offering and redemption price per share—Note 3 (c) ($)		23.93

See notes to financial statements.
The Fund 27

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Dividends (net of $3,642 foreign taxes withheld at source):
Unaffiliated issuers	8,098,764
Affiliated issuers	57,552
Interest	48,018
Income from securities lending	432,829
Total Income	8,637,163
Expenses:
Management fee—Note 3(a)	2,117,857
Shareholder servicing costs—Note 3(b)	2,117,857
Interest expense—Note 2	10,706
Loan commitment fees—Note 2	8,822
Total Expenses	4,255,242
Investment Income—Net	4,381,921

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	32,833,310
Net realized gain (loss) on financial futures	269,328
Net Realized Gain (Loss)	33,102,638
Net change in unrealized appreciation (depreciation) on investments [including
($16,910) net change in unrealized (depreciation) on financial futures]	74,057,383
Net Realized and Unrealized Gain (Loss) on Investments	107,160,021
Net Increase in Net Assets Resulting from Operations	111,541,942

See notes to financial statements.
28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	4,381,921	3,439,491
Net realized gain (loss) on investments	33,102,638	6,910,839
Net unrealized appreciation
(depreciation) on investments	74,057,383	66,291,989
Net Increase (Decrease) in Net Assets
Resulting from Operations	111,541,942	76,642,319

Dividends to Shareholders from ($):
Investment income—net	(3,905,126)	(2,599,745)
Net realized gain on investments	(8,853,881)	(14,620,302)
Total Dividends	(12,759,007)	(17,220,047)

Capital Stock Transactions ($):
Net proceeds from shares sold	389,973,269	374,861,897
Dividends reinvested	11,751,630	15,943,127
Cost of shares redeemed	(337,062,751)	(202,964,904)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	64,662,148	187,840,120
Total Increase (Decrease) in Net Assets	163,445,083	247,262,392

Net Assets ($):
Beginning of Period	724,908,734	477,646,342
End of Period	888,353,817	724,908,734
Undistributed investment income—net	3,350,051	2,871,533

Capital Share Transactions (Shares):
Shares sold	16,980,377	18,312,824
Shares issued for dividends reinvested	544,126	788,162
Shares redeemed	(14,828,791)	(9,932,246)
Net Increase (Decrease) in Shares Outstanding	2,695,712	9,168,740

See notes to financial statements.
The Fund 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	21.06	18.91	16.30	12.36	12.98
Investment Operations:
Investment income—net [a]	.12	.11	.11	.06	.04
Net realized and unrealized
gain (loss) on investments	3.11	2.68	2.55	3.95	(.53)
Total from Investment Operations	3.23	2.79	2.66	4.01	(.49)
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.05)	(.04)	(.04)
Dividends from net realized
gain on investments	(.25)	(.54)	—	(.03)	(.09)
Total Distributions	(.36)	(.64)	(.05)	(.07)	(.13)
Net asset value, end of period	23.93	21.06	18.91	16.30	12.36

Total Return (%)	15.53	14.88	16.35	32.63	(3.92)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.52	.55	.67	.44	.30
Portfolio Turnover Rate	25.05	13.64	15.54	13.52	12.35

Net Assets, end of period ($ x 1,000)	888,354	724,909	477,646	276,954	161,889

[a] Based on average shares outstanding at each month end. See notes to financial statements.
30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series including the fund.The fund’s investment objective is to match the performance of the Standard & Poor’s Small Cap 600 Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which requires the use of management estimates and assumptions.Actual results could differ from those estimates.

In the normal course of business, the fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of loss to be remote.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the funds Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price on the principal exchange.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is

32

determined on the basis of coupon interest accrued, adjusted for accretion of discount and amortization of premium on debt securities.

Pursuant to a securities lending agreement with Mellon Bank, N.A, an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the leading transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income tax is required.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48,“Accounting for Uncertainty in Income Taxes -an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,350,051, undistributed capital gains $35,876,722 and unrealized appreciation $211,322,305.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $5,773,253 and $4,961,921 and long-term capital gains $6,985,754 and $12,258,126, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,723, decreased net realized gain (loss) on investments by $2,123 and increased paid-in capital by $400. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

34

The average daily amount of borrowings outstanding under the Facility during the period ended October 31,2006,was approximately $190,400 with a related weighted average annualized interest rate of 5.62% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the “Fund Group”). Each Board member receives an annual fee of $40,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts). Subject to the Company’s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company’s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members. All Board fees are allocated among the funds in the Fund Group in proportion to each fund’s relative net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, bank or other financial institution) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2006, the fund was charged an aggregate of $2,117,857 pursuant to the Shareholder Services Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities consist of: management fees $184,577 and shareholders services plan fees $184,577.

(c) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2006, redemption fees charged and received by the fund amounted to $27,547. Cost of shares redeemed in the Statement of Changes in Net Assets is reflected net of redemption fees.

(d) Pursuant to an exemptive order from the SEC, the fund invests it’s available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2006, amounted to $262,214,658 and $211,481,510, respectively.

36

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2006, are set forth in the Statement of Financial Futures.

At October 31, 2006, the cost of investments for federal income tax purposes was $830,372,282; accordingly, accumulated net unrealized appreciation on investments was $211,322,305, consisting of $247,232,145 gross unrealized appreciation and $35,909,840 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Smallcap Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and of financial futures, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund (the “Fund”) (one of the series constituting Dreyfus Index Funds, Inc.) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York December 14, 2006
38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.1901 per share as a long-term capital gain distribution paid on December 29, 2005 and also designates $.0080 per share as a long-term capital gain distribution paid on March 30, 2006. The fund also hereby designates 94.54% of ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,080,469 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to their 2006 income tax returns.

PROXY RESULTS (Unaudited)

Dreyfus Index Funds, Inc. held a special meeting of shareholders on June 29, 2006. The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	66,234,566		1,790,517
James F. Henry †	66,185,759		1,839,324
Dr. Martin Peretz †	66,291,073		1,734,010

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.

In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as Board members of the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189
———————

Peggy C. Davis (63)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 71
———————

David P. Feldman (66)
Board Member (1996)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
40

James F. Henry (75) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 60
———————
Dr. Paul A. Marks (80) Board Member (2006)
Principal Occupation During Past 5 Years:
  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Scientific Advisory Board
  PTC, Scientific Advisory Board
  IKONYSIS, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 48
The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76) Board Member (1996)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48
———————

Dr. Martin Peretz (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48
———————

Anne Wexler (76)
Board Member (1991)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)
STEPHEN E. CANTER, President since	JOSEPH M. CHIOFFI, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board and Chief Executive	Associate General Counsel of the Manager,
Officer of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 189	(comprised of 205 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 44 years old and has been an
Canter also is a Board member and, where	employee of the Manager since June 2000.

applicable, an Executive Committee Member	JANETTE E. FARRAGHER, Vice President
of the other investment management	and Assistant Secretary since
subsidiaries of Mellon Financial Corporation,	August 2005.
each of which is an affiliate of the Manager.
He is 61 years old and has been an employee	Associate General Counsel of the Manager,
of the Manager since May 1995.	and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
MARK N. JACOBS, Vice President since	Manager. She is 43 years old and has been an
March 2000.	employee of the Manager since February 1984.

Executive Vice President, Secretary and	JOHN B. HAMMALIAN, Vice President and
General Counsel of the Manager, and an	Assistant Secretary since August 2005.
officer of 91 investment companies (comprised
of 205 portfolios) managed by the Manager.	Associate General Counsel of the Manager,
He is 60 years old and has been an employee	and an officer of 91 investment companies
of the Manager since June 1977.	(comprised of 205 portfolios) managed by the
Manager. He is 43 years old and has been an
MICHAEL A. ROSENBERG, Vice President	employee of the Manager since February 1991.
and Secretary since August 2005.
ROBERT R. MULLERY, Vice President and
Associate General Counsel of the Manager,	Assistant Secretary since August 2005.
and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the	Associate General Counsel of the Manager,
Manager. He is 46 years old and has been an	and an officer of 91 investment companies
employee of the Manager since October 1991.	(comprised of 205 portfolios) managed by the
Manager. He is 54 years old and has been an
JAMES BITETTO, Vice President and	employee of the Manager since May 1986.
Assistant Secretary since August 2005.
JEFF PRUSNOFSKY, Vice President and
Associate General Counsel and Assistant	Assistant Secretary since August 2005.
Secretary of the Manager, and an officer of 91
investment companies (comprised of 205	Associate General Counsel of the Manager,
portfolios) managed by the Manager. He is 40	and an officer of 91 investment companies
years old and has been an employee of the	(comprised of 205 portfolios) managed by the
Manager since December 1996.	Manager. He is 41 years old and has been an
employee of the Manager since October 1990.
JONI LACKS CHARATAN, Vice President
and Assistant Secretary since	JAMES WINDELS, Treasurer since
August 2005.	November 2001.
Associate General Counsel of the Manager,	Director – Mutual Fund Accounting of the
and an officer of 91 investment companies	Manager, and an officer of 91 investment
(comprised of 205 portfolios) managed by the	companies (comprised of 205 portfolios)
Manager. She is 50 years old and has been an	managed by the Manager. He is 48 years old
employee of the Manager since October 1988.	and has been an employee of the Manager
since April 1985.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer	JOSEPH W. CONNOLLY, Chief Compliance
since August 2005.	Officer since October 2004.
Senior Accounting Manager – Taxable Fixed	Chief Compliance Officer of the Manager and
Income Funds of the Manager, and an officer	The Dreyfus Family of Funds (91 investment
of 91 investment companies (comprised of 205	companies, comprised of 205 portfolios). From
portfolios) managed by the Manager. He is 38	November 2001 through March 2004, Mr.
years old and has been an employee of the	Connolly was first Vice-President, Mutual
Manager since November 1992.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2005.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 91 investment companies	capacities with the Manager since 1980,
(comprised of 205 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 42 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 91 investment	Vice President and Anti-Money Laundering
companies (comprised of 205 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 39 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 87 investment companies (comprised of 201
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

44

For More	Information

Dreyfus	Transfer Agent &
Smallcap Stock	Dividend Disbursing Agent
Index Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02109

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Dreyfus S&P 500 Index Fund
ANNUAL REPORT October 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
37	Proxy Results
38	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus S&P 500 Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, CFA, Portfolio Manager

How did Dreyfus S&P 500 Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced a total return of 15.79% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a 16.33% return for the same period.2,3

We attribute the market’s performance to a shift in investor sentiment away from smaller, more economically sensitive businesses toward the larger, more well-established companies that comprise the S&P 500 Index. In addition, a growing global economy and improved corporate earnings helped support stock prices during much of the reporting period.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

What is the fund’s investment approach?

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

What other factors influenced the fund’s performance?

During the first half of the reporting period, U.S. economic growth generally remained strong, bolstered by healthy corporate earnings,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

low unemployment and subdued inflation.As a result, stock prices rose moderately despite occasional concerns that rising short-term interest rates and higher energy prices might erode consumer confidence and reduce the rate of economic growth.

However, stock prices fell sharply in May after hawkish comments from members of the Federal Reserve Board caused investors to revise upward their expectations for short-term interest rates, sparking renewed concerns about the potential effects of higher borrowing costs and soaring energy prices on the economy. During this market downturn, large-cap stocks began to fare better than small-cap stocks as investors turned toward well-established businesses with track records of consistent earnings under a variety of economic conditions. Over the remainder of the reporting period, large-cap stocks continued to gain value as housing markets softened and employment gains moderated, marking the start of a new phase of the economic cycle and the apparent end to a long period of small-cap outperformance.

Banks and asset management firms within the financials sector ranked among the stronger contributors to the S&P 500 Index for the reporting period. Banks prospered due to the healthy economy and low loan default rates. In addition, credit card use accelerated when borrowing through home equity loans slowed in the wake of declining home values. Brokerage firms benefited from higher stock market trading volumes, increased mergers-and-acquisitions activity and strength in international businesses.

Consumer discretionary stocks also contributed positively to the S&P 500 Index’s performance. Media companies posted generally strong returns as they expanded content distribution through iPods and other third-generation wireless media. Telecommunications stocks began to rebound from earlier weakness after companies upgraded their networks to handle bandwidth-heavy services, such as television programming. In addition, several well-known fast-food restaurant and national coffee-house chains posted favorable gains. Among retailers, top performers included several high-end and specialty apparel firms.

4

Despite a recent decline in oil and gas prices, integrated energy producers, suppliers and drillers continued to benefit from a wave of mergers-and-acquisition activity and higher levels of demand from China, India and other emerging markets.

On the other hand, some Internet companies in the information technology area produced generally disappointing results due to increased competition, aggressive spending on the latest software needed to attract customers and expenses related to mergers-and-acquisitions activity. Finally, in the health care area, several medical products companies hindered the return of the S&P 500 Index, as these companies faced product recalls, difficulties with regulatory approvals and higher research and development costs.

What is the fund’s current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index by maintaining an asset allocation that closely approximates that of the S&P 500 Index. In our view, an investment in a broadly diversified index fund, such as Dreyfus S&P 500 Index Fund, may help investors in their efforts to manage stock market risk by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2006

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect that may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3 “Standard & Poor’s®,”“S&P®,”“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Fund	15.79%	6.74%	8.09%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus S&P 500 Index Fund on 10/31/96 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance and reflects the reinvestment of dividends daily.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 2.59
Ending value (after expenses)	$1,058.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—97.6%	Shares		Value ($)

Consumer Discretionary—10.2%
Amazon.com	90,400	[a,b]	3,443,336
Apollo Group, Cl. A	40,300	[b]	1,489,488
AutoNation	44,100	[a,b]	884,205
AutoZone	15,200	[a,b]	1,702,400
Bed Bath & Beyond	81,200	[b]	3,271,548
Best Buy	117,025		6,465,631
Big Lots	31,300	[a,b]	659,804
Black & Decker	21,300	[a]	1,786,644
Brunswick	26,700		841,050
Carnival	128,000	[a]	6,248,960
CBS, Cl. B	224,612		6,500,271
Centex	34,100	[a]	1,783,430
Circuit City Stores	40,600		1,095,388
Clear Channel Communications	142,800	[a]	4,976,580
Coach	105,300	[b]	4,174,092
Comcast, Cl. A	602,218	[b]	24,492,206
D.R. Horton	78,400	[a]	1,836,912
Darden Restaurants	42,050		1,761,895
Dillard’s, Cl. A	17,400		524,958
Dollar General	89,808	[a]	1,260,006
Dow Jones & Co.	18,700	[a]	656,183
E.W. Scripps, Cl. A	24,000		1,187,040
Eastman Kodak	82,700	[a]	2,017,880
Family Dollar Stores	43,600		1,284,020
Federated Department Stores	156,400	[a]	6,867,524
Ford Motor	541,292	[a]	4,481,898
Fortune Brands	43,400		3,339,630
Gannett	68,000		4,021,520
Gap	154,925		3,256,524
General Motors	162,800	[a]	5,684,976
Genuine Parts	49,300		2,244,136
Goodyear Tire & Rubber	51,000	[a,b]	781,830
H & R Block	92,600	[a]	2,024,236
Harley-Davidson	75,500	[a]	5,181,565
Harman International Industries	18,800		1,924,180
Harrah’s Entertainment	53,500	[a]	3,976,655

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Hasbro	47,100	1,220,832
Hilton Hotels	111,000	3,210,120
Home Depot	593,903	22,170,399
International Game Technology	97,700	4,153,227
Interpublic Group of Cos.	126,800 [a,b]	1,383,388
J.C. Penney	64,500	4,852,335
Johnson Controls	56,300	4,590,702
Jones Apparel Group	32,500	1,085,500
KB Home	22,600	1,015,644
Kohl’s	94,200 [b]	6,650,520
Leggett & Platt	52,000	1,214,200
Lennar, Cl. A	39,800	1,889,704
Limited Brands	97,700	2,879,219
Liz Claiborne	29,700	1,252,449
Lowe’s Cos.	439,700	13,252,558
Marriott International, Cl. A	98,900	4,131,053
Mattel	108,800	2,462,144
McDonald’s	352,900	14,793,568
McGraw-Hill Cos.	101,300	6,500,421
Meredith	11,200	588,000
New York Times, Cl. A	41,600 [a]	1,005,472
Newell Rubbermaid	79,662	2,292,672
News, Cl. A	672,400	14,019,540
NIKE, Cl. B	55,100	5,062,588
Nordstrom	65,700	3,110,895
Office Depot	81,500 [b]	3,422,185
OfficeMax	21,300	1,013,454
Omnicom Group	49,400	5,011,630
Pulte Homes	60,900 [a]	1,887,291
RadioShack	39,100 [a]	697,544
Sears Holdings	23,962 [b]	4,180,650
Sherwin-Williams	32,400	1,919,052
Snap-On	16,700 [a]	785,401
Stanley Works	23,313	1,110,864
Staples	209,075	5,392,044
Starbucks	217,600 [b]	8,214,400

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Consumer Discretionary (continued)
Starwood Hotels & Resorts Worldwide	62,700	[a]	3,745,698
Target	247,100		14,623,378
Tiffany & Co.	39,800		1,421,656
Time Warner	1,170,250		23,416,703
TJX Cos.	129,300		3,743,235
Tribune	54,900	[a]	1,829,817
Univision Communications, Cl. A	72,200	[a,b]	2,531,332
VF	25,500		1,938,255
Viacom, Cl. B	204,112	[b]	7,944,039
Walt Disney	601,400		18,920,044
Wendy’s International	33,900		1,172,940
Whirlpool	22,546	[a]	1,959,924
Wyndham Worldwide	57,654	[b]	1,700,793
Yum! Brands	77,920		4,633,123
			372,131,203
Consumer Staples—9.2%
Alberto-Culver	22,500		1,143,225
Altria Group	602,400		48,993,192
Anheuser-Busch Cos.	221,200		10,489,304
Archer-Daniels-Midland	188,660		7,263,410
Avon Products	128,772		3,915,956
Brown-Forman, Cl. B	22,600		1,631,494
Campbell Soup	66,400		2,482,032
Clorox	43,500		2,808,360
Coca-Cola	586,400		27,396,608
Coca-Cola Enterprises	79,300		1,588,379
Colgate-Palmolive	148,600		9,505,942
ConAgra Foods	147,000		3,844,050
Constellation Brands, Cl. A	60,700	[b]	1,668,643
Costco Wholesale	134,700		7,190,286
CVS	236,400	[a]	7,418,232
Dean Foods	38,400	[b]	1,608,576
Estee Lauder Cos., Cl. A	37,200		1,502,508
General Mills	101,500		5,767,230
H.J. Heinz	95,400		4,022,064
Hershey	50,500		2,671,955

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples (continued)
Kellogg	71,900 [a]	3,617,289
Kimberly-Clark	131,800	8,767,336
Kroger	207,900	4,675,671
McCormick & Co.	37,900	1,417,460
Molson Coors Brewing, Cl. B	13,100 [a]	932,458
Pepsi Bottling Group	39,100	1,236,342
PepsiCo	474,400	30,095,936
Procter & Gamble	913,665	57,917,224
Reynolds American	49,300 [a]	3,113,788
Safeway	127,900	3,755,144
Sara Lee	218,700	3,739,770
SUPERVALU	60,914	2,034,528
SYSCO	178,000	6,226,440
Tyson Foods, Cl. A	72,500	1,047,625
UST	46,300 [a]	2,479,828
Wal-Mart Stores	707,800	34,880,384
Walgreen	290,100	12,671,568
Whole Foods Market	40,600 [a]	2,591,904
Wm. Wrigley Jr.	63,100 [a]	3,278,045
		337,390,186
Energy—9.3%
Anadarko Petroleum	132,164 [a]	6,135,052
Apache	94,750	6,189,070
Baker Hughes	94,690	6,538,344
BJ Services	86,100	2,596,776
Chesapeake Energy	108,900 [a]	3,532,716
Chevron	632,426	42,499,027
ConocoPhillips	474,180	28,564,603
Consol Energy	52,800	1,868,592
Devon Energy	126,900	8,481,996
El Paso	200,275 [a]	2,743,768
EOG Resources	69,800 [a]	4,643,794
Exxon Mobil	1,710,676	122,176,480
Halliburton	296,700	9,598,245
Hess	69,400 [a]	2,942,560
Kinder Morgan	30,800	3,237,080

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Marathon Oil	103,075	8,905,680
Murphy Oil	53,800	2,537,208
Nabors Industries	90,900 [a,b]	2,806,992
National Oilwell Varco	50,500 [b]	3,050,200
Noble	39,500	2,768,950
Occidental Petroleum	247,900	11,636,426
Rowan Cos.	31,800	1,061,484
Schlumberger	340,700	21,491,356
Smith International	57,800	2,281,944
Sunoco	37,500	2,479,875
Transocean	90,700 [b]	6,579,378
Valero Energy	176,400	9,231,012
Weatherford International	99,600 [b]	4,091,568
Williams Cos.	171,400	4,187,302
XTO Energy	105,200 [a]	4,908,632
		339,766,110
Financial—21.5%
ACE	93,600	5,358,600
Aflac	142,800	6,414,576
Allstate	181,100	11,112,296
Ambac Financial Group	30,450	2,542,270
American Express	349,600	20,210,376
American International Group	747,779	50,228,315
Ameriprise Financial	70,160	3,613,240
AmSouth Bancorp	98,500	2,976,670
AON	90,475	3,147,625
Apartment Investment & Management, Cl. A	28,000	1,604,960
Archstone-Smith Trust	61,600	3,708,936
Bank of America	1,302,314	70,155,655
Bank of New York	219,600	7,547,652
BB & T	154,500	6,723,840
Bear Stearns Cos.	34,672	5,247,607
Boston Properties	32,900	3,514,707
Capital One Financial	88,100 [a]	6,988,973
Charles Schwab	297,600	5,422,272
Chicago Mercantile Exchange Holdings	10,200	5,110,200

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Chubb	118,200	6,282,330
Cincinnati Financial	49,885 [a]	2,277,250
CIT Group	57,200	2,977,260
Citigroup	1,422,617	71,358,469
Comerica	46,700	2,717,473
Commerce Bancorp/NJ	53,700 [a]	1,875,204
Compass Bancshares	37,200	2,092,872
Countrywide Financial	176,100	6,712,932
E*TRADE FINANCIAL	122,900 [b]	2,861,112
Equity Office Properties Trust	100,700	4,279,750
Equity Residential	83,700 [a]	4,570,857
Fannie Mae	278,500	16,503,910
Federated Investors, Cl. B	26,100	894,969
Fifth Third Bancorp	160,567	6,398,595
First Horizon National	35,700 [a]	1,403,724
Franklin Resources	48,000	5,470,080
Freddie Mac	198,800	13,715,212
Genworth Financial, Cl. A	130,900	4,377,296
Goldman Sachs Group	124,200	23,571,918
Hartford Financial Services Group	87,500	7,627,375
Huntington Bancshares/OH	68,374 [a]	1,669,009
Janus Capital Group	59,500	1,194,760
JPMorgan Chase & Co.	998,941	47,389,761
KeyCorp	116,000	4,308,240
Kimco Realty	62,300	2,767,989
Legg Mason	37,700 [a]	3,393,754
Lehman Brothers Holdings	154,600	12,034,064
Lincoln National	82,600	5,229,406
Loews	131,500	5,117,980
M & T Bank	22,400	2,728,544
Marsh & McLennan Cos.	158,400	4,663,296
Marshall & Ilsley	73,200 [a]	3,509,208
MBIA	38,800 [a]	2,406,376
Mellon Financial	118,400	4,593,920
Merrill Lynch & Co.	255,100 [a]	22,300,842
MetLife	218,500	12,482,905

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MGIC Investment	24,300 [a]	1,427,868
Moody’s	68,100	4,515,030
Morgan Stanley	308,460	23,575,598
National City	174,000 [a]	6,481,500
North Fork Bancorporation	134,050	3,831,149
Northern Trust	53,900	3,165,008
Plum Creek Timber	51,600	1,854,504
PNC Financial Services Group	84,700	5,931,541
Principal Financial Group	77,500	4,377,975
Progressive	222,200	5,370,574
ProLogis	70,500	4,460,535
Prudential Financial	139,600	10,739,428
Public Storage	34,900 [a]	3,130,879
Realogy	61,442 [b]	1,583,975
Regions Financial	130,790	4,963,481
Safeco	33,500	1,949,365
Simon Property Group	63,600	6,175,560
SLM	118,000	5,744,240
Sovereign Bancorp	103,230	2,463,068
St. Paul Travelers Cos.	198,812	10,165,258
State Street	95,300	6,121,119
SunTrust Banks	105,000	8,293,950
Synovus Financial	93,250	2,739,685
T. Rowe Price Group	75,300	3,562,443
Torchmark	28,500	1,757,880
U.S. Bancorp	511,353	17,304,186
UnumProvident	98,595 [a]	1,950,209
Vornado Realty Trust	35,100	4,185,675
Wachovia	551,081	30,584,996
Washington Mutual	277,274 [a]	11,728,690
Wells Fargo & Co.	968,900 [a]	35,161,381
XL Capital, Cl. A	51,900	3,661,545
Zions Bancorporation	30,700	2,468,280
		786,813,987
Health Care—12.1%
Abbott Laboratories	439,600	20,885,396
Aetna	157,616	6,496,931

14

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Allergan	43,400	5,012,700
AmerisourceBergen	58,000	2,737,600
Amgen	336,812 [b]	25,567,398
Applera—Applied Biosystems Group	52,400	1,954,520
Barr Pharmaceuticals	30,600 [b]	1,602,522
Bausch & Lomb	15,500 [a]	829,870
Baxter International	187,700	8,628,569
Becton, Dickinson & Co.	70,400	4,930,112
Biogen Idec	98,885 [b]	4,706,926
Biomet	70,475 [a]	2,666,774
Boston Scientific	338,910 [b]	5,392,058
Bristol-Myers Squibb	565,900	14,006,025
C.R. Bard	29,800	2,442,408
Cardinal Health	116,725	7,639,651
Caremark Rx	122,800	6,045,444
CIGNA	31,900	3,731,662
Coventry Health Care	45,700 [b]	2,145,615
Eli Lilly & Co.	283,000	15,850,830
Express Scripts	39,600 [b]	2,523,312
Fisher Scientific International	35,800 [b]	3,065,196
Forest Laboratories	91,500 [b]	4,478,010
Genzyme	75,200 [b]	5,076,752
Gilead Sciences	131,500 [b]	9,060,350
HCA	121,950 [a]	6,160,914
Health Management Associates, Cl. A	69,100	1,361,270
Hospira	45,170 [b]	1,641,930
Humana	47,500 [b]	2,850,000
IMS Health	58,000	1,615,300
Johnson & Johnson	841,618	56,725,053
King Pharmaceuticals	69,966 [b]	1,170,531
Laboratory Corp. of America Holdings	36,000 [b]	2,465,640
Manor Care	21,200	1,017,388
McKesson	86,177	4,316,606
Medco Health Solutions	84,591 [b]	4,525,619
MedImmune	68,900 [a,b]	2,207,556
Medtronic	330,700	16,098,476
Merck & Co.	626,200	28,442,004

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Millipore	15,300 [b]	987,309
Mylan Laboratories	60,700 [a]	1,244,350
Patterson Cos.	40,000 [a,b]	1,314,000
PerkinElmer	36,100	771,096
Pfizer	2,098,109	55,914,605
Quest Diagnostics	46,500	2,312,910
Schering-Plough	426,200	9,436,068
St. Jude Medical	101,500 [b]	3,486,525
Stryker	85,400	4,465,566
Tenet Healthcare	135,650 [a,b]	957,689
Thermo Electron	45,300 [b]	1,942,011
UnitedHealth Group	387,600	18,907,128
Waters	29,500 [b]	1,469,100
Watson Pharmaceuticals	29,400 [a,b]	791,154
WellPoint	178,300 [b]	13,607,856
Wyeth	387,200	19,758,816
Zimmer Holdings	69,820 [a,b]	5,027,738
		440,468,839
Industrial—10.6%
3M	216,700	17,084,628
Allied Waste Industries	73,000 [a,b]	886,950
American Power Conversion	48,800 [a]	1,475,224
American Standard Cos.	50,200	2,223,358
Avery Dennison	27,200	1,717,408
Boeing	228,698	18,263,822
Burlington Northern Santa Fe	104,200	8,078,626
Caterpillar	188,700	11,455,977
Cintas	39,300	1,627,020
Cooper Industries, Cl. A	26,300	2,352,535
CSX	127,600	4,551,492
Cummins	15,100	1,917,398
Danaher	68,100 [a]	4,887,537
Deere & Co.	66,500 [a]	5,661,145
Dover	58,600	2,783,500
Eaton	43,200	3,128,976
Emerson Electric	117,300	9,900,120

16

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Equifax	36,400	1,384,292
FedEx	88,120	10,093,265
Fluor	25,200	1,976,436
General Dynamics	116,100	8,254,710
General Electric	2,970,500	104,294,255
Goodrich	35,900	1,582,831
Honeywell International	235,625	9,924,525
Illinois Tool Works	120,900 [a]	5,794,737
Ingersoll-Rand, Cl. A	92,600	3,399,346
ITT Industries	53,100	2,888,109
L-3 Communications Holdings	35,400	2,850,408
Lockheed Martin	102,500	8,910,325
Masco	114,600 [a]	3,168,690
Monster Worldwide	36,900 [b]	1,494,819
Navistar International	17,800 [a,b]	493,594
Norfolk Southern	119,100 [a]	6,261,087
Northrop Grumman	99,090	6,578,585
Paccar	71,774	4,249,739
Pall	35,900 [a]	1,145,210
Parker Hannifin	34,550	2,889,417
Pitney Bowes	63,700	2,975,427
R.R. Donnelley & Sons	62,200	2,106,092
Raytheon	129,100	6,448,545
Robert Half International	49,300	1,801,915
Rockwell Automation	50,600	3,137,200
Rockwell Collins	49,300	2,863,344
Ryder System	17,800 [a]	937,170
Southwest Airlines	226,218	3,400,057
Textron	36,300	3,300,759
Tyco International	579,771	17,062,661
Union Pacific	77,500	7,023,825
United Parcel Service, Cl. B	311,100	23,441,385
United Technologies	291,000	19,124,520
W.W. Grainger	21,700	1,579,326
Waste Management	155,500	5,828,140
		386,660,462

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology—15.0%
ADC Telecommunications	33,771 [b]	483,263
Adobe Systems	166,700 [b]	6,376,275
Advanced Micro Devices	156,100 [a,b]	3,320,247
Affiliated Computer Services, Cl. A	34,100 [a,b]	1,823,668
Agilent Technologies	117,616 [b]	4,187,129
Altera	103,400 [b]	1,906,696
Analog Devices	101,500	3,229,730
Apple Computer	244,700 [b]	19,840,276
Applied Materials	399,800	6,952,522
Autodesk	66,700 [b]	2,451,225
Automatic Data Processing	159,900	7,905,456
Avaya	131,480 [b]	1,684,258
BMC Software	59,000 [a,b]	1,788,290
Broadcom, Cl. A	134,950 [b]	4,084,937
CA	118,129 [a]	2,924,874
Ciena	24,299 [b]	571,269
Cisco Systems	1,756,600 [b]	42,386,758
Citrix Systems	52,900 [b]	1,562,137
Computer Sciences	49,400 [b]	2,610,790
Compuware	107,200 [b]	861,888
Comverse Technology	58,100 [b]	1,264,837
Convergys	40,000 [b]	848,400
Corning	448,800 [b]	9,168,984
Dell	653,700 [b]	15,904,521
eBay	338,000 [b]	10,859,940
Electronic Arts	88,200 [b]	4,664,898
Electronic Data Systems	148,900	3,771,637
EMC/Massachusetts	661,400 [b]	8,102,150
First Data	220,146	5,338,541
Fiserv	50,150 [b]	2,477,410
Freescale Semiconductor, Cl. B	116,749 [b]	4,591,738
Google, Cl. A	61,300 [b]	29,202,707
Hewlett-Packard	788,166	30,533,551
Intel	1,659,700	35,417,998
International Business Machines	437,900	40,431,307
Intuit	98,300 [a,b]	3,469,990

18

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Jabil Circuit	53,100	1,524,501
JDS Uniphase	60,600 [b]	880,518
Juniper Networks	162,800 [b]	2,803,416
KLA-Tencor	57,300	2,817,441
Lexmark International, Cl. A	28,900 [a,b]	1,837,751
Linear Technology	86,700 [a]	2,698,104
LSI Logic	115,000 [b]	1,155,750
Lucent Technologies	1,289,670 [a,b]	3,133,898
Maxim Integrated Products	92,300	2,769,923
Micron Technology	210,000 [b]	3,034,500
Microsoft	2,485,300	71,352,963
Molex	40,700 [a]	1,420,430
Motorola	704,995	16,257,185
National Semiconductor	85,700	2,081,653
NCR	51,900 [b]	2,154,888
Network Appliance	107,200 [a,b]	3,912,800
Novell	97,600 [b]	585,600
Novellus Systems	35,500 [a,b]	981,575
NVIDIA	101,400 [b]	3,535,818
Oracle	1,160,600 [b]	21,436,282
Parametric Technology	32,099 [a,b]	627,214
Paychex	97,375	3,844,365
PMC-Sierra	60,100 [a,b]	398,463
QLogic	45,800 [b]	942,564
QUALCOMM	475,300	17,296,167
Sabre Holdings, Cl. A	37,921	963,952
SanDisk	56,400 [a,b]	2,712,840
Sanmina-SCI	153,300 [b]	605,535
Solectron	263,200 [b]	879,088
Sun Microsystems	1,009,800 [b]	5,483,214
Symantec	284,639 [b]	5,647,238
Symbol Technologies	73,059	1,090,771
Tektronix	24,100	731,917
Tellabs	128,800 [b]	1,357,552
Teradyne	56,700 [b]	794,934
Texas Instruments	441,000	13,309,380

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Unisys	98,900 [b]	646,806
VeriSign	70,500 [a,b]	1,457,940
Western Union	220,146 [b]	4,854,219
Xerox	281,500 [a,b]	4,785,500
Xilinx	97,800	2,494,878
Yahoo!	357,700 [b]	9,421,818
		549,721,648
Materials—2.9%
Air Products & Chemicals	63,400	4,417,078
Alcoa	249,448	7,211,541
Allegheny Technologies	28,977	2,281,359
Ashland	18,200 [a]	1,075,620
Ball	30,000 [a]	1,247,700
Bemis	30,200	1,015,324
Dow Chemical	276,063	11,260,610
E.I. du Pont de Nemours & Co.	265,212	12,146,710
Eastman Chemical	23,700	1,443,804
Ecolab	51,400 [a]	2,330,990
Freeport-McMoRan Copper & Gold, Cl. B	56,500	3,417,120
Hercules	32,600 [b]	593,320
International Flavors & Fragrances	22,700	964,296
International Paper	130,853	4,363,948
Louisiana-Pacific	30,300	599,334
MeadWestvaco	52,111 [a]	1,434,095
Monsanto	156,228	6,908,402
Newmont Mining	129,425	5,859,070
Nucor	88,700 [a]	5,180,967
Pactiv	39,700 [b]	1,224,348
Phelps Dodge	58,690	5,891,302
PPG Industries	47,500	3,249,000
Praxair	92,800	5,591,200
Rohm & Haas	41,315	2,140,943
Sealed Air	23,332	1,388,721
Sigma-Aldrich	19,100 [a]	1,434,601
Temple-Inland	31,300	1,234,472
United States Steel	35,400	2,393,040

20

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
Vulcan Materials	27,800	2,265,144
Weyerhaeuser	70,900	4,508,531
		105,072,590
Telecommunication Services—3.4%
Alltel	111,700	5,954,727
AT & T	1,117,613	38,278,245
BellSouth	522,500	23,564,750
CenturyTel	33,500	1,348,040
Citizens Communications	92,300 [a]	1,353,118
Embarq	42,942	2,076,246
Qwest Communications International	460,500 [a,b]	3,974,115
Sprint Nextel	859,645	16,066,765
Verizon Communications	834,056	30,860,072
Windstream	136,423 [a]	1,871,724
		125,347,802
Utilities—3.4%
AES	190,300 [b]	4,184,697
Allegheny Energy	47,400 [b]	2,039,622
Ameren	59,200 [a]	3,202,720
American Electric Power	113,360	4,696,505
Centerpoint Energy	89,666 [a]	1,388,030
CMS Energy	63,800 [b]	949,982
Consolidated Edison	70,900 [a]	3,428,015
Constellation Energy Group	51,700	3,226,080
Dominion Resources/VA	101,508	8,221,133
DTE Energy	51,200	2,326,016
Duke Energy	360,572 [a]	11,408,498
Dynegy, Cl. A	108,800 [b]	661,504
Edison International	93,800	4,168,472
Entergy	60,000	5,149,800
Exelon	192,650	11,940,447
FirstEnergy	94,902	5,584,983
FPL Group	116,400 [a]	5,936,400
KeySpan	50,400	2,045,232
Nicor	12,800 [a]	588,288
NiSource	78,500	1,826,695

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Peoples Energy	11,100 [a]	484,959
PG & E	100,200	4,322,628
Pinnacle West Capital	28,600	1,367,366
PPL	109,600	3,783,392
Progress Energy	72,869	3,351,974
Public Service Enterprise Group	72,400	4,420,020
Sempra Energy	75,166	3,986,805
Southern	213,600 [a]	7,775,040
TECO Energy	60,100 [a]	991,049
TXU	132,794	8,383,285
Xcel Energy	116,810 [a]	2,577,997
		124,417,634
Total Common Stocks
(cost $2,454,528,738)		3,567,790,461

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.75%, 12/14/06	1,500,000 [c]	1,491,255
4.78%, 1/4/07	500,000 [c]	495,635
4.81%, 12/7/06	100,000 [c]	99,503
4.85%, 11/30/06	1,300,000 [c]	1,294,709
4.91%, 11/16/06	1,305,000 [c]	1,302,260
Total Short-Term Investments
(cost $4,684,016)		4,683,362

Other Investment—2.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $84,386,000)	84,386,000 [d]	84,386,000

22

Investment of Cash Collateral
for Securities Loaned—4.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $144,968,521)	144,968,521 [d]	144,968,521

Total Investments (cost $2,688,567,275)	104.0%	3,801,828,344
Liabilities, Less Cash and Receivables	(4.0%)	(144,838,625)
Net Assets	100.0%	3,656,989,719

[a] All or a portion of these securities are on loan.At October 31, 2006, the total market value of the fund’s securities on loan is $158,965,484 and the total market value of the collateral held by the fund is $165,529,947, consisting of cash collateral of $144,968,521 and U.S. Government and agency securities valued at $20,561,426.
[b] Non-income producing security.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.5	Short-Term/Money
Information Technology	15.0	Market Investments	6.4
Health Care	12.1	Telecommunication Services	3.4
Industrial	10.6	Utilities	3.4
Consumer Discretionary	10.2	Materials	2.9
Energy	9.3	Futures	.1
Consumer Staples	9.2		104.1

† Based on net assets.

See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2006 ($)

Financial Futures Long
Standard & Poor’s 500	272	94,057,600	December 2006	3,269,550

See notes to financial statements.
24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $158,965,484)—Note 1(b):
Unaffiliated issuers	2,459,212,754	3,572,473,823
Affiliated issuers	229,354,521	229,354,521
Cash		2,480,024
Dividends and interest receivable		3,396,328
Receivable for shares of Common Stock subscribed		1,808,560
Receivable for futures variation margin—Note 4		1,000
		3,809,514,256

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,532,740
Liability for securities on loan—Note 1(b)		144,968,521
Payable for shares of Common Stock redeemed		6,023,276
		152,524,537

Net Assets ($)		3,656,989,719

Composition of Net Assets ($):
Paid-in capital		2,436,039,609
Accumulated undistributed investment income—net		37,859,452
Accumulated net realized gain (loss) on investments		66,560,039
Accumulated net unrealized appreciation (depreciation)
on investments (including $3,269,550 net unrealized
appreciation on financial futures)		1,116,530,619

Net Assets ($)		3,656,989,719

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		90,132,293
Net Asset Value, offering and redemption price per share—Note 3(c) ($)		40.57

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	65,479,420
Affiliated issuers	839,860
Interest	554,162
Income from securities lending	199,491
Total Income	67,072,933
Expenses:
Management fee—Note 3(a)	8,609,197
Shareholder servicing costs—Note 3(b)	8,609,197
Loan commitment fees—Note 2	37,339
Interest expense—Note 2	6,503
Total Expenses	17,262,236
Investment Income—Net	49,810,697

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	186,300,603
Net realized gain (loss) on financial futures	3,110,614
Net Realized Gain (Loss)	189,411,217
Net change in unrealized appreciation (depreciation) on
investments (including $2,354,650 net change in
unrealized appreciation on financial futures)	267,236,870
Net Realized and Unrealized Gain (Loss) on Investments	456,648,087
Net Increase in Net Assets Resulting from Operations	506,458,784

See notes to financial statements.
26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	49,810,697	53,012,011
Net realized gain (loss) on investments	189,411,217	70,467,117
Net change in unrealized appreciation
(depreciation) on investments	267,236,870	133,060,815
Net Increase (Decrease) in Net Assets
Resulting from Operations	506,458,784	256,539,943

Dividends to Shareholders from ($):
Investment income—net	(44,603,659)	(48,499,041)

Capital Stock Transactions ($):
Net proceeds from shares sold	810,152,140	783,298,479
Dividends reinvested	43,610,140	47,446,210
Cost of shares redeemed	(969,588,784)	(844,001,875)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(115,826,504)	(13,257,186)
Total Increase (Decrease) in Net Assets	346,028,621	194,783,716

Net Assets ($):
Beginning of Period	3,310,961,098	3,116,177,382
End of Period	3,656,989,719	3,310,961,098
Undistributed investment income—net	37,859,452	33,086,159

Capital Share Transactions (Shares):
Shares sold	21,471,151	22,385,483
Shares issued for dividends reinvested	1,190,232	1,361,050
Shares redeemed	(25,791,107)	(24,070,556)
Net Increase (Decrease) in Shares Outstanding	(3,129,724)	(324,023)

See notes to financial statements.
The Fund 27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	35.50	33.30	30.91	26.01	31.08
Investment Operations:
Investment income—net [a]	.54	.56	.39	.35	.32
Net realized and unrealized
gain (loss) on investments	5.01	2.16	2.35	4.86	(5.08)
Total from Investment Operations	5.55	2.72	2.74	5.21	(4.76)
Distributions:
Dividends from
investment income—net	(.48)	(.52)	(.35)	(.31)	(.31)
Net asset value, end of period	40.57	35.50	33.30	30.91	26.01

Total Return (%)	15.79	8.20	8.93	20.22	(15.54)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50	.50	.50	.52	.50
Ratio of net investment income
to average net assets	1.45	1.60	1.21	1.27	1.05
Portfolio Turnover Rate	5.04	7.24	1.87	2.17	4.42

Net Assets, end of period
($ x 1,000)	3,656,990	3,310,961	3,116,177	2,803,280	2,185,380

[a] Based on average shares outstanding at each month end. See notes to financial statements.
28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund’s investment objective is to match the performance of the Standard & Poor’s 500 Composite Stock Price Index. The Dreyfus Corporation (“the Manager”or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which requires the use of management estimates and assumptions. Actual results could differ from those estimates.

In the normal course of business, the fund enters into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of the loss to be remote.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the fund’s Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price on the principal exchange.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, is determined on the basis of coupon interest accrued, adjusted for, accretion of discount and amortization of premium on debt securities.

30

Pursuant to a securities lending agreement with Mellon Bank N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income tax is required.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48,“Accounting for Uncertainty in Income Taxes -an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $37,687,073, undistributed capital gains $119,841,577 and unrealized appreciation $1,063,421,460.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $44,603,659 and $48,499,041, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $433,745 and increased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

32

The average daily amount of borrowings outstanding under the Facility during the period ended October 31,2006,was approximately $126,700 with a related weighted average annualized interest rate of 5.13% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fees in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the “Fund Group”). Each Board member receives an annual fee of $40,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings.The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Subject to the Company’s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company’s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members. All Board fees are allocated among the funds in the Fund Group in proportion to each fund’s relative net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services a fee, at the annual rate of .25% of

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period October 31, 2006, the fund was charged $8,609,197 pursuant to the Shareholder Services Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $766,370 and shareholder services plan fees $766,370.

(c) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2006, redemption fees charged and retained by the fund amounted to $18,901. Cost of shares redeemed in the Statement of Changes in Net Assets is reflected net of redemption fees.

(d) Pursuant to an exemptive order from the SEC, the fund invests it’s available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended October 31, 2006, amounted to $171,926,285 and $326,738,667, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under-

34

lying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2006, are set forth in the Statement of Financial Futures.

At October 31, 2006, the cost of investments for federal income tax purposes was $2,738,406,884; accordingly, accumulated net unrealized appreciation on investments was $1,063,421,460 consisting of $1,317,643,893 gross unrealized appreciation and $254,222,433 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and of financial futures, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund (the “Fund”) (one of the series constituting Dreyfus Index Funds, Inc.) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstate-ment.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York December 14, 2006
36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $28,017,346 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

PROXY RESULTS (Unaudited)

Dreyfus Index Funds, Inc. held a special meeting of shareholders on June 29, 2006. The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	66,234,566		1,790,517
James F. Henry †	66,185,759		1,839,324
Dr. Martin Peretz †	66,291,073		1,734,010

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.

In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as Board members of the fund.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor- related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Peggy C. Davis (63) Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 71
———————
David P. Feldman (66) Board Member (1989)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
38

James F. Henry (75) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66) Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 60
———————
Dr. Paul A. Marks (80) Board Member (2006)
Principal Occupation During Past 5 Years:
  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Scientific Advisory Board
  PTC, Scientific Advisory Board
  IKONYSIS, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 48
The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76) Board Member (1996)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48
———————

Dr. Martin Peretz (67) Board Member (2006)

Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48
———————

Anne Wexler (76)
Board Member (1991)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
T. John Szarkowski, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)
STEPHEN E. CANTER, President since	JOSEPH M. CHIOFFI, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board and Chief Executive	Associate General Counsel of the Manager,
Officer of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 189	(comprised of 205 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 44 years old and has been an
Canter also is a Board member and, where	employee of the Manager since June 2000.

applicable, an Executive Committee Member	JANETTE E. FARRAGHER, Vice President
of the other investment management	and Assistant Secretary since
subsidiaries of Mellon Financial Corporation,	August 2005.
each of which is an affiliate of the Manager.
He is 61 years old and has been an employee	Associate General Counsel of the Manager,
of the Manager since May 1995.	and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
MARK N. JACOBS, Vice President since	Manager. She is 43 years old and has been an
March 2000.	employee of the Manager since February 1984.

Executive Vice President, Secretary and	JOHN B. HAMMALIAN, Vice President and
General Counsel of the Manager, and an	Assistant Secretary since August 2005.
officer of 91 investment companies (comprised
of 205 portfolios) managed by the Manager.	Associate General Counsel of the Manager,
He is 60 years old and has been an employee	and an officer of 91 investment companies
of the Manager since June 1977.	(comprised of 205 portfolios) managed by the
Manager. He is 43 years old and has been an
MICHAEL A. ROSENBERG, Vice President	employee of the Manager since February 1991.
and Secretary since August 2005.
ROBERT R. MULLERY, Vice President and
Associate General Counsel of the Manager,	Assistant Secretary since August 2005.
and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the	Associate General Counsel of the Manager,
Manager. He is 46 years old and has been an	and an officer of 91 investment companies
employee of the Manager since October 1991.	(comprised of 205 portfolios) managed by the
Manager. He is 54 years old and has been an
JAMES BITETTO, Vice President and	employee of the Manager since May 1986.
Assistant Secretary since August 2005.
JEFF PRUSNOFSKY, Vice President and
Associate General Counsel and Assistant	Assistant Secretary since August 2005.
Secretary of the Manager, and an officer of 91
investment companies (comprised of 205	Associate General Counsel of the Manager,
portfolios) managed by the Manager. He is 40	and an officer of 91 investment companies
years old and has been an employee of the	(comprised of 205 portfolios) managed by the
Manager since December 1996.	Manager. He is 41 years old and has been an
employee of the Manager since October 1990.
JONI LACKS CHARATAN, Vice President
and Assistant Secretary since	JAMES WINDELS, Treasurer since
August 2005.	November 2001.
Associate General Counsel of the Manager,	Director – Mutual Fund Accounting of the
and an officer of 91 investment companies	Manager, and an officer of 91 investment
(comprised of 205 portfolios) managed by the	companies (comprised of 205 portfolios)
Manager. She is 50 years old and has been an	managed by the Manager. He is 48 years old
employee of the Manager since October 1988.	and has been an employee of the Manager
since April 1985.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)
ERIK D. NAVILOFF, Assistant Treasurer	JOSEPH W. CONNOLLY, Chief Compliance
since August 2005.	Officer since October 2004.
Senior Accounting Manager – Taxable Fixed	Chief Compliance Officer of the Manager and
Income Funds of the Manager, and an officer	The Dreyfus Family of Funds (91 investment
of 91 investment companies (comprised of 205	companies, comprised of 205 portfolios). From
portfolios) managed by the Manager. He is 38	November 2001 through March 2004, Mr.
years old and has been an employee of the	Connolly was first Vice-President, Mutual
Manager since November 1992.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2005.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 91 investment companies	capacities with the Manager since 1980,
(comprised of 205 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 42 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since December 2002.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 91 investment	Vice President and Anti-Money Laundering
companies (comprised of 205 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 39 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 87 investment companies (comprised of 201
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

42

NOTES

For More	Information

Dreyfus S&P 500	Transfer Agent &
Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02109

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Dreyfus International Stock Index Fund
ANNUAL REPORT October 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
44	Statement of Assets and Liabilities
45	Statement of Operations
46	Statement of Changes in Net Assets
47	Financial Highlights
48	Notes to Financial Statements
57	Report of Independent Registered
Public Accounting Firm
58	Important Tax Information
59	Proxy Results
60	Board Members Information
63	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus International Stock Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices in the United States recently have raised economic concerns among both U.S. and international investors, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies among many central banks over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, most nations’ monetary policies have so far tightened only from stimulative to neutral, leaving room for further expansion.

The international equity markets seem to concur with our view that global economic conditions remain sound, as evidenced by higher stock prices over the past 12 months across most geographic regions and market capitalizations. However, investors anticipating more subdued profit growth in a slower-growth economy recently have begun to favor high-quality, multinational companies and other businesses with the ability to sustain profitability in a variety of economic environ-ments.This pattern is consistent with previous mid-cycle slowdowns. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Susan Ellison, Portfolio Manager

How did Dreyfus International Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced a total return of 26.83% .1 This compares with a 27.52% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Free Index (the “MSCI EAFE Free Index” or the “Index”), during the same period.2

While strong global economic growth and rising corporate earnings continued to fuel a rally in the international markets during the first half of the reporting period, intensifying concerns regarding a potential global economic slowdown in May sparked heightened market volatility, which generally persisted through the remainder of the reporting period.The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses.

What is the fund’s investment approach?

The fund seeks to match the performance of the MSCI EAFE Free Index, a broadly diversified, international index composed of approximately 1,100 stocks that trade in 21 major markets outside the United States.The fund attempts to match the Index’s return before fees and expenses by aligning the portfolio composition with the composition of the MSCI EAFE Free Index.The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund’s currency profile matches the currency makeup of the MSCI EAFE Free Index.

What other factors influenced the fund’s performance?

When the reporting period began,the international equity markets were in the midst of their third calendar year of solidly positive performance, as corporate restructuring efforts and better-than-expected earnings

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

reports overshadowed concerns about potentially rising short-term interest rates and intensifying inflationary pressures. Stocks across a number of European industry groups continued to rally in the wake of an ongoing surge in mergers-and-acquisitions activity. Japan’s stock market also posted relatively strong results for the reporting period, but to a lesser degree than Europe’s, as the Japanese economy recovered in response to the long-awaited reforms to the nation’s banking system.

However, beginning in May 2006, investors’ fears of a possible economic slowdown in the United States triggered a major sell-off in the global equity markets. Investors moved quickly to shed what they perceived to be riskier investments, particularly commodity stocks and emerging-market equities that had previously posted robust gains. Although the market correction proved to be relatively short-lived, it nonetheless resulted in a modest retrenchment across most countries and market sectors. Still, weakness during the second half of the reporting period was not enough to fully offset the strong gains achieved over the first half. For the reporting period overall, the Index posted positive absolute returns in all 21 of the countries it tracks. In fact, with the exception of New Zealand, all countries represented in the Index achieved strong returns for the reporting period.

Some of the Index’s better returns stemmed from its holdings in Portugal, Ireland, Spain and Singapore, which returned 46%, 43%, 42% and 40%, respectively, for the reporting period. Conversely, New Zealand, Japan and Hong Kong were among the Index’s laggards, with returns of 3%, 17% and 20%, respectively, for the same period.

From a market sector standpoint, the financial services, consumer durables and raw materials areas ranked among the top contributors to the Index’s return during the reporting period. On the other hand, the business services, energy and health care areas were among the Index’s least positive performers. However, it should be noted that all three of the worst-performing sectors provided positive absolute returns, which we believe is testament to the underlying strength of the international stock markets during the reporting period.

4

On an individual stock basis, the Index’s returns were driven higher by companies that were poised for success in a growing global economy, including Sweden’s Boliden, one of Europe’s leading mining and smelting firms; Zinifex, an Australian lead and zinc producer; and Foxconn International Holdings Limited, a Hong Kong-based manufacturer of precision electronic tools and molds. Some of the Index’s more disappointing returns stemmed from online gaming companies, which have been hurt by growing uncertainty regarding international standards for industry regulation. Austria’s bwin Interactive Entertainment and London’s PartyGaming and Sportingbet all declined sharply during the reporting period.

What is the fund’s current strategy?

The fund’s longstanding strategy is to provide investors with a cost-effective way to gain broad exposure to developed international markets, as represented by the MSCI EAFE Free Index. As an index fund, the fund’s investments are not affected by any individual’s preference for one market over another or one security over another. In fact, we do not attempt to manage market volatility. Instead the fund employs a passive management approach in which all investment decisions are based on the composition of the MSCI EAFE Free Index.

November 15, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect that may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Free Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Free Index

Average Annual Total Returns	as of 10/31/06
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	6/30/97	26.83%	13.43%	5.41%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus International Stock Index Fund on 6/30/97 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Free Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested and reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the security or country level.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 3.08
Ending value (after expenses)	$1,035.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—98.2%	Shares	Value ($)

Australia—5.3%
ABC Learning Centres	10,259	55,969
AGL Energy	13,005 [a]	154,480
Alinta	15,309	125,577
Alumina	34,041	177,286
Amcor	23,811	127,509
AMP	53,356	392,251
Ansell	3,354	28,784
APN News & Media	8,288	39,252
Aristocrat Leisure	10,520	113,403
Australia & New Zealand Banking Group	53,308	1,197,970
Australian Stock Exchange	4,656	127,548
AXA Asia Pacific Holdings	27,585	142,169
Babcock & Brown	7,012	118,400
BHP Billiton	101,457	2,141,821
Billabong International	4,636	56,253
BlueScope Steel	19,049	106,725
Boral	15,484	87,111
Brambles Industries	29,006	280,130
Caltex Australia	3,724	63,832
Centro Properties Group	24,045	143,462
CFS Gandel Retail Trust (Units)	38,732	59,796
Challenger Financial Services Group	11,207	29,747
Coca-Cola Amatil	14,372	77,408
Cochlear	1,413	60,872
Coles Myer	33,735	354,517
Commonwealth Bank of Australia	37,467	1,383,006
Commonwealth Property Office Fund (Units)	36,059	39,624
Computershare	12,331	73,476
CSL	5,425	235,473
CSR	26,078	65,385
DB RREEF Trust	72,157	92,134
DCA Group	11,377	30,110
Downer EDI	6,994	34,855
Foster’s Group	59,932	299,141
Futuris	13,014	17,725
Goodman Fielder	27,397	44,098

8

Common Stocks (continued)	Shares	Value ($)

Australia (continued)
GPT Group	56,196	205,260
Harvey Norman Holdings	15,620	43,757
Iluka Resources	6,938	39,838
ING Industrial Fund (Units)	20,424	37,458
Insurance Australia Group	45,507	195,447
Investa Property Group	42,296	78,554
James Hardie Industries	12,736	77,565
John Fairfax Holdings	25,698	96,648
Leighton Holdings	3,591	59,107
Lend Lease	9,764	127,241
Lion Nathan	7,063	45,311
Macquarie Airports Management	16,123	40,050
Macquarie Bank	7,170	413,641
Macquarie Communications Infrastructure Group	8,992	42,586
Macquarie Goodman Group	40,029	205,064
Macquarie Infrastructure Group	68,766	179,865
Macquarie Office Trust (Units)	50,300	58,192
Mayne Pharma	18,185	61,497
Mirvac Group	24,004	91,020
Multiplex Group	17,719	50,460
National Australia Bank	46,722	1,380,429
Newcrest Mining	10,042	185,338
OneSteel	16,063	52,332
Orica	8,960	168,766
Origin Energy	23,541	130,617
Pacific Brands	12,100	24,814
Paladin Resources	10,911 [a]	48,719
PaperlinX	11,516	36,716
Perpetual	1,127	63,770
Publishing & Broadcasting	3,465	51,965
Qantas Airways	26,278	86,221
QBE Insurance Group	23,655	452,144
Rinker Group	26,444	379,601
Rio Tinto	8,393	509,202
Santos	18,111	148,421
Sonic Healthcare	7,194	73,207

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Australia (continued)
Stockland	40,267	236,197
Suncorp-Metway	16,568	266,680
Sydney Roads Group	21,265 [a]	18,760
Symbion Health	18,425	46,767
Tabcorp Holdings	15,756	201,181
Tattersalls	31,619	89,065
Telstra	61,707	189,098
Toll Holdings	16,143	193,630
Transurban Group	23,367	130,556
Wesfarmers	11,220	299,897
Westfield Group	43,868	632,437
Westpac Banking	53,450	990,627
Woodside Petroleum	13,313	386,850
Woolworths	34,681	555,276
WorleyParsons	3,708	52,080
Zinifex	14,513	170,373
		18,977,596
Austria—.6%
Andritz	260	47,168
Boehler-Uddeholm	1,080	66,965
bwin Interactive Entertaiment	564 [a]	11,453
Erste Bank der Oesterreichischen Sparkassen	5,454	371,381
Flughafen Wien	305	27,347
IMMOEAST Immobilien Anlagen	7,614 [a]	95,626
IMMOFINANZ Immobilien Anlagen	12,442 [a]	150,863
Mayr-Melnhof Karton	130	23,980
Meinl European Land	4,740 [a]	104,603
OMV	4,910	266,906
Raiffeisen International Bank-Holding	1,096	125,410
RHI	882 [a]	37,791
Telekom Austria	10,647	264,991
Verbund-Oesterreichische Elektrizitaetswirtschafts, Cl. A	3,831	191,236
Voestalpine	2,602	122,713
Wiener Staedtische Versicherung	830	53,392
Wienerberger	2,111	109,742
		2,071,567

10

Common Stocks (continued)	Shares	Value ($)

Belgium—1.2%
AGFA-Gevaert	2,561	64,622
Barco	320	26,344
Bekaert	369	39,350
Belgacom	4,520	184,957
Cofinimmo	216	40,940
Colruyt	440	77,500
Compagnie Maritime Belge	520	19,181
D’ieteren	77	26,113
Delhaize Group	2,107	170,365
Dexia	16,885	456,023
Euronav	590	18,186
Fortis	34,086	1,430,901
Groupe Bruxelles Lambert	2,195	241,637
InBev	5,427	305,747
KBC Groep	5,372	586,921
Mobistar	872	72,288
Omega Pharma	597	39,052
Solvay	1,894	245,125
UCB	2,509	155,315
Umicore	690	107,091
		4,307,658
China—.1%
Foxconn International Holdings	63,000 [a]	208,914
Denmark—.7%
AP Moller—Maersk	33	298,947
Bang & Olufsen, Cl. B	350	40,637
Carlsberg, Cl. B	870	74,791
Codan	300	23,427
Coloplast, Cl. B	770	65,271
D/S Torm	300	16,234
Danisco	1,370	110,266
Danske Bank	12,184	511,188
DSV	600	110,866
East Asiatic	420	21,146
FLSmidth and Co.	1,200	63,293
GN Store Nord	6,550	91,977

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Denmark (continued)
H Lundbeck	1,600	37,674
Jyske Bank	1,680 [a]	100,262
NKT Holding	580	45,590
Novo Nordisk, Cl. B	7,094	535,740
Novozymes, Cl. B	1,225	98,176
Sydbank	1,600	63,293
Topdanmark	500 [a]	70,982
TrygVesta	710	45,899
Vestas Wind Systems	5,600 [a]	157,753
William Demant Holding	980 [a]	81,226
		2,664,638
Finland—1.4%
Amer Sports	2,090	46,336
Cargotec, Cl. B	1,085	49,370
Elisa, Cl. A	4,220	106,647
Fortum	12,481	343,453
KCI Konecranes	1,600	34,472
Kesko, Cl. B	1,840	86,964
Kone, Cl. B	2,140	101,389
Metso	3,663	159,193
Neste Oil	3,961	124,672
Nokia	118,884	2,359,520
Nokian Renkaat	2,920	55,904
OKO Bank, Cl. A	2,480	41,878
Orion	2,100 [a]	42,001
Outokumpu	3,240	99,993
Rautaruukki	2,600	85,883
Sampo, Cl. A	12,167	263,688
Sanoma-WSOY	1,660	42,820
Stora Enso, Cl. R	16,697	270,226
Tietoenator	1,983	54,973
UPM-Kymmene	14,937	379,200
Uponor	1,400	42,439
Wartsila, Cl. B	1,750	80,298
YIT	3,540	88,016
		4,959,335

12

Common Stocks (continued)	Shares	Value ($)

France—9.3%
Accor	6,080	422,155
Air France-KLM	3,326	118,482
Air Liquide	3,512	747,688
Alcatel	39,858	506,184
Alstom	3,116 [a]	287,545
Atos Origin	1,826 [a]	103,945
AXA	48,428	1,845,061
BNP Paribas	24,168	2,657,454
Bouygues	5,739	334,605
Business Objects	2,959 [a]	109,072
Capgemini	3,566	202,540
Carrefour	17,465	1,064,194
Casino Guichard Perrachon	1,226	103,981
Cie de Saint-Gobain	9,095	670,385
Cie Generale d’Optique Essilor International	2,908	305,096
CNP Assurances	1,166	122,704
Compagnie Generale des Etablissements Michelin, Cl. B	4,068	331,781
Credit Agricole	17,513	744,569
Dassault Systemes	1,603	87,486
France Telecom	49,285	1,280,115
Gaz de France	5,680	228,365
Gecina	319	45,276
Groupe Danone	6,953	1,018,788
Hermes International	1,815	197,025
Imerys	824	71,201
Klepierre	540	81,467
L’Oreal	8,408	817,744
Lafarge	4,385	589,342
Lagardere	3,436	247,125
LVMH Moet Hennessy Louis Vuitton	7,163	746,485
M6-Metropole Television	1,704	52,763
Neopost	869	106,256
PagesJaunes Groupe	3,406	102,073
Pernod-Ricard	2,205	441,572
Peugeot	4,544	261,046
PPR	1,963	292,890

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

France (continued)
Publicis Groupe	4,175	161,568
Renault	5,425	634,603
Safran	4,700	106,360
Sanofi-Aventis	29,503	2,507,900
Schneider Electric	6,626	688,408
SCOR	20,269	50,965
Societe BIC	738	47,474
Societe Des Autoroutes Paris-Rhin-Rhone	541	42,052
Societe Generale	10,548	1,752,875
Societe Television Francaise 1	3,300	112,122
Sodexho Alliance	2,894	155,433
Suez	29,611	1,325,058
Suez-Strip VVPR	2,304 [a]	29
Technip	3,016	181,657
Thales	2,345	108,378
Thomson	7,700	132,775
Total	64,121	4,341,656
Unibail	1,361	296,351
Valeo	1,773	66,735
Vallourec	1,103	274,524
Veolia Environnement	8,384	513,323
Vinci	6,249	703,874
Vivendi	33,597	1,272,295
Zodiac	1,138	71,085
		32,891,960
Germany—6.8%
Adidas	6,021	301,556
Allianz	12,527	2,317,422
Altana	1,906	106,310
BASF	14,952	1,312,978
Bayer	21,170	1,065,952
Beiersdorf	1,374	77,970
Bilfinger Berger	1,023	63,771
Celesio	2,310	119,379
Commerzbank	18,272	646,938
Continental	3,865	432,090

14

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
DaimlerChrysler	26,671	1,521,656
Deutsche Bank	15,050	1,888,251
Deutsche Boerse	2,998	483,440
Deutsche Lufthansa	6,395	147,002
Deutsche Post	22,729	628,650
Deutsche Postbank	1,694	126,009
Deutsche Telekom	82,529	1,431,515
Douglas Holding	897	43,414
E.ON	18,099	2,162,222
Fresenius Medical Care & Co	1,786	237,986
Heidelberger Druckmaschinen	1,652	75,190
Hochtief	1,163	75,793
Hypo Real Estate Holding	3,994	251,064
Infineon Technologies	21,422 [a]	260,842
IVG Immobilien	2,698	97,832
KarstadtQuelle	1,514 [a]	35,556
Linde	3,196	316,465
MAN	3,599	319,943
Merck	1,492	157,392
Metro	4,345	258,210
MLP	1,365	26,464
Muenchener Rueckversicherungs	5,696	924,610
Premiere	1,607 [a]	24,408
Puma	377	133,904
Rheinmetall	1,126	81,157
RWE	12,958	1,277,137
Salzgitter	1,117	119,544
SAP	6,457	1,284,668
Siemens	24,598	2,202,405
Solarworld	1,008	54,100
Suedzucker	1,661	41,001
ThyssenKrupp	10,611	393,841
TUI	6,301	137,523
Volkswagen	5,003	490,412
Wincor Nixdorf	440	61,186
		24,215,158

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Greece—.6%
Alpha Bank	10,983	319,614
Coca-Cola Hellenic Bottling	3,038	99,265
Cosmote Mobile Communications	2,855	70,329
EFG Eurobank Ergasias	6,869	228,474
Folli-Follie	560	16,868
Germanos	1,240	30,008
Hellenic Exchanges Holding	1,360	23,920
Hellenic Petroleum	3,140	40,318
Hellenic Technodomiki Tev	3,380	34,167
Hellenic Telecommunications Organization	9,518 [a]	246,610
Intracom Holdings	1,950 [a]	13,589
Motor Oil (Hellas) Corinth Refineries	1,145	29,375
National Bank of Greece	11,160	506,519
OPAP	6,661	237,879
Piraeus Bank	6,025	171,795
Public Power	2,700	68,923
Technical Olympic	1,000	3,497
Titan Cement	1,579	82,871
Viohalco	3,050	35,347
		2,259,368
Hong Kong—1.6%
ASM Pacific Technology	4,500	23,338
Bank of East Asia	43,791	211,350
BOC Hong Kong Holdings	105,000	234,825
Cathay Pacific Airways	28,000	61,109
Cheung Kong Holdings	43,000	468,674
Cheung Kong Infrastructure Holdings	13,000	38,932
CLP Holdings	51,288	324,989
Esprit Holdings	29,000	280,672
Giordano International	32,000	15,999
Hang Lung Properties	52,000	113,621
Hang Seng Bank	22,700	288,847
Henderson Land Development	20,000	110,536
Hong Kong & China Gas	101,772	233,100
Hong Kong Exchanges & Clearing	32,000	252,948
HongKong Electric Holdings	38,500	181,112

16

Common Stocks (continued)	Shares	Value ($)

Hong Kong (continued)
Hopewell Holdings	18,000	53,443
Hutchison Telecommunications International	37,000	71,239
Hutchison Whampoa	62,800 [a]	557,352
Hysan Development	18,000	45,346
Johnson Electric Holdings	38,900	30,499
Kerry Properties	13,500	49,799
Kingboard Chemical Holdings	17,000	60,634
Li & Fung	66,600	173,343
Link REIT	57,500	118,396
Melco International Development	21,000	51,284
MTR	43,000	103,130
New World Development	69,191	118,457
Orient Overseas International	6,300	27,491
PCCW	114,207	70,019
Shangri-La Asia	36,000	78,105
Shun TAK Holdings	24,000	31,711
Sino Land	36,664	63,807
Solomon Systech International	32,000	5,594
Sun Hung Kai Properties	40,699	444,641
Swire Pacific, Cl. A	28,000	295,826
Techtronic Industries	33,500	47,450
Television Broadcasts	8,000	46,014
Texwinca Holdings	8,000	5,244
Wharf Holdings	32,171	108,956
Wing Hang Bank	5,000	48,585
Yue Yuen Industrial Holdings	13,800	41,771
		5,588,188
Ireland—.9%
Allied Irish Banks	25,620	698,147
Bank of Ireland	1,092	22,008
Bank of Ireland	27,448	552,474
C & C Group	8,690	144,411
CRH	15,851	558,792
DCC	2,056	55,633
Depfa Bank	9,770	164,104
Elan	12,285 [a]	180,947

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Ireland (continued)
Fyffes	6,620	14,364
Grafton Group (Units)	6,365	93,426
Greencore Group	4,695	23,970
Iaws Group	2,816	62,000
Independent News & Media	15,907	53,397
Irish Life & Permanent	7,750	190,415
Kerry Group, Cl. A	3,503	84,637
Kingspan Group	3,340	70,936
Paddy Power	1,369	25,598
Ryanair Holdings	2,000 [a]	22,591
		3,017,850
Italy—3.7%
Alleanza Assicurazioni	12,140	143,715
Arnoldo Mondadori Editore	3,398	33,092
Assicurazioni Generali	27,901	1,107,160
Autogrill	2,438	41,915
Autostrade	8,133	240,517
Banca Intesa	114,311	781,299
Banca Intesa (RNC)	28,094	186,281
Banca Monte dei Paschi di Siena	31,965	196,241
Banca Popolare di Milano	12,511	185,074
Banche Popolari Unite	10,233	280,809
Banco Popolare di Verona e Novara	10,570	284,526
Benetton Group	1,630	30,874
Bulgari	4,688	65,520
Capitalia	47,958	423,888
Enel	125,789	1,207,342
ENI	75,643	2,281,404
Fiat	15,520	273,958
Finmeccanica	8,893	213,731
Fondiaria-SAI	2,258	100,524
Gruppo Editoriale L’Espresso	5,319	26,748
Italcementi	2,055	54,425
Lottomatica	1,485	54,208
Luxottica Group	3,847	119,660
Mediaset	21,825	244,857

18

Common Stocks (continued)	Shares	Value ($)

Italy (continued)
Mediobanca	13,610	316,154
Mediolanum	7,372	58,055
Pirelli & C	72,347	66,069
Sanpaolo IMI	32,586	695,820
Seat Pagine Gialle	102,684	57,208
Snam Rete Gas	26,480	134,853
Telecom Italia	312,451	947,142
Telecom Italia (RNC)	177,442	448,427
Terna	33,756	102,541
Tiscali	8,086 [a]	24,511
UniCredito Italiano	226,948	1,881,375
		13,309,923
Japan—22.8%
77 Bank	8,000	52,512
Access	6 [a]	39,896
Acom	2,020	77,590
Aderans	1,000	23,132
Advantest	4,800	242,141
Aeon	16,500	388,012
Aeon Credit Service	2,160	48,213
Aiful	2,025	69,831
Aisin Seiki	5,800	178,225
Ajinomoto	18,800	217,117
Alfresa Holdings	700	40,929
All Nippon Airways	18,000	70,368
Alps Electric	4,400	43,979
Amada	10,000	99,099
Amano	1,800	24,183
Aoyama Trading	1,600	49,029
Arrk	1,500	20,038
Asahi Breweries	11,200	159,365
Asahi Glass	27,800	319,633
Asatsu-DK	1,000	29,277
Ashai Kasei	36,900	235,281
Asics	4,000	53,502
Astellas Pharma	15,679	705,291

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Autobacs Seven	700	25,334
Bank of Fukuoka	17,000	135,530
Bank of Kyoto	7,000	71,760
Bank of Yokohama	34,000	262,353
Benesse	1,700	60,945
Bridgestone	17,300	360,309
Canon	31,050	1,661,760
Canon Marketing Japan	2,000	47,288
Casio Computer	7,000	141,309
Central Glass	6,000	33,238
Central Japan Railway	46	494,729
Chiba Bank	23,000	205,745
Chiyoda	5,000	90,478
Chubu Electric Power	19,500	539,286
Chugai Pharmaceutical	8,128	166,508
Circle K Sunkus	1,000	19,035
Citizen Watch	10,400	86,197
COCA-COLA WEST HOLDINGS	1,600	29,841
COMSYS Holdings	3,000	31,702
Credit Saison	4,900	176,919
CSK HOLDINGS	2,100	93,389
Dai Nippon Printing	17,800	264,520
Daicel Chemical Industries	8,000	53,058
Daido Steel	10,200	66,430
Daifuku	2,000	26,017
Daiichi Sankyo	21,483	638,136
Daikin Industries	6,600	185,908
Daimaru	6,000	71,802
Dainippon Ink and Chemicals	18,000	67,910
Dainippon Screen Manufacturing	7,000	58,316
Daito Trust Construction	2,300	121,130
Daiwa House Industry	16,400	295,369
Daiwa Securities Group	36,000	407,767
Denki Kagaku Kogyo	13,600	51,658
Denso	15,500	590,073
Dentsu	55	151,167
Dowa Holdings	9,000	75,592

20

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Dowa Holdings (Rights)	7,000 [b]	0
eAccess	41	23,623
East Japan Railway	100	698,220
Ebara	9,000	35,107
EDION	1,900	27,327
Eisai	7,200	368,128
Electric Power Development	4,380	182,072
Elpida Memory	2,600 [a]	121,173
FamilyMart	2,100	56,822
Fanuc	5,100	441,851
Fast Retailing	1,500	141,735
Fuji Electric Holdings	16,000	86,859
Fuji Film Holdings	14,300	529,743
FUJI SOFT	1,100	27,651
Fuji Television Network	11	22,910
Fujikura	10,000	106,782
Fujitsu	54,800	446,240
Furukawa Electric	18,000	128,292
Glory	1,700	31,053
Goodwill Group	30	17,336
Gunma Bank	11,000	76,710
Gunze	5,000	26,247
Hakuhodo DY Holdings	700	41,048
Hankyu Department Stores	4,000	32,811
Hankyu Hashin Holdings	36,000	215,714
Haseko	21,500 [a]	73,774
Hikari Tsushin	700	36,806
Hino Motors	7,000	34,535
Hirose Electric	800	106,526
Hitachi	98,900	569,822
Hitachi Cable	5,000	25,522
Hitachi Capital	1,000	19,717
Hitachi Chemical	3,200	82,762
Hitachi Construction Machinery	2,500	59,323
Hitachi High-Technologies	1,600	47,527
Hokkaido Electric Power	5,100	121,454

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Hokuhoku Financial Group	38,000	141,419
Honda Motor	45,420	1,605,043
House Foods	1,620	26,384
Hoya	11,800	455,260
Ibiden	4,000	209,295
Index Holdings	27	18,621
INPEX Holdings	25 [a]	204,003
Isetan	5,400	94,951
Ishikawajima-Harima Heavy Industries	32,000	107,618
Ito En	1,600	50,668
Itochu	44,500	354,010
Itochu Techno-Solutions	800	44,659
Jafco	1,000	51,556
Japan Airlines	25,600	48,729
Japan Prime Realty Investment	11	34,646
Japan Real Estate Investment	12	109,598
Japan Retail Fund Investment	11	84,973
Japan Steel Works	9,000	60,151
Japan Tobacco	132	574,623
JFE Holdings	16,360	656,327
JGC	6,000	93,261
Joyo Bank	18,462	107,631
JS Group	7,424	152,086
JSR	5,500	138,022
JTEKT	5,900	122,628
Kajima	24,800	118,332
Kaken Pharmaceutical	2,000	13,623
Kamigumi	6,400	52,389
Kaneka	9,000	86,808
Kansai Electric Power	22,599	532,399
Kansai Paint	7,000	58,495
Kao	15,000	393,069
Katokichi	3,700	28,929
Kawasaki Heavy Industries	36,000	132,747
Kawasaki Kisen Kaisha	14,000	99,424
KDDI	72	448,022

22

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Keihin Electric Express Railway	11,000	78,307
Keio	14,000	93,210
Keisei Electric Railway	10,000	60,774
Keyence	1,114	246,277
Kikkoman	4,000	45,069
Kinden	3,000	22,355
Kintetsu	45,354	140,140
Kirin Brewery	22,000	292,194
KK DaVinci Advisors	26 [a]	28,407
Kobe Steel	80,000	244,462
Kokuyo	2,400	37,018
Komatsu	26,600	479,075
Komori	2,000	38,325
Konami	2,600	71,683
Konica Minolta Holdings	13,500	179,531
Kose	880	26,440
Kubota	33,000	288,157
Kuraray	11,500	129,965
Kurita Water Industries	2,900	59,161
Kyocera	4,800	429,790
Kyowa Hakko Kogyo	10,000	76,821
Kyushu Electric Power	10,800	252,128
Lawson	1,800	60,996
Leopalace21	3,500	131,450
Mabuchi Motor	700	40,749
Makita	3,000	89,113
Marubeni	44,000	224,967
Marui	8,300	111,441
Matsui Securities	2,900	25,496
Matsumotokiyoshi	1,100	26,525
Matsushita Electric Industrial	57,195	1,193,648
Matsushita Electric Works	9,000	100,866
Mediceo Paltac Holdings	4,700	93,073
Meiji Dairies	7,000	45,888
Meiji Seika Kaisha	9,000	45,632
Meitec	1,000	31,497

The Fund 23

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Millea Holdings	21,400	807,375
Minebea	9,000	54,774
Mitsubishi	39,500	761,982
Mitsubishi Chemical Holdings	32,600	208,141
Mitsubishi Electric	57,000	496,266
Mitsubishi Estate	34,000	812,599
Mitsubishi Gas Chemical	12,000	114,105
Mitsubishi Heavy Industries	94,700	421,949
Mitsubishi Logistics	4,000	65,349
Mitsubishi Materials	30,000	118,049
Mitsubishi Rayon	15,000	94,490
Mitsubishi UFJ Financial Group	250	3,136,870
Mitsubishi UFJ Securities	7,000	85,442
Mitsui & Co.	45,400	618,871
Mitsui Chemicals	18,000	123,375
Mitsui Engineering & Shipbuilding	20,000	74,431
Mitsui Fudosan	25,000	614,570
Mitsui Mining & Smelting	15,000	72,468
Mitsui OSK Lines	32,000	266,314
Mitsui Sumitomo Insurance	35,230	437,537
Mitsui Trust Holdings	18,380	216,032
Mitsukoshi	12,000	61,457
Mitsumi Electric	2,000	29,277
Mizuho Financial Group	279	2,169,510
Murata Manufacturing	5,800	404,968
Namco Bandai Holdings	5,650	89,653
NEC	59,800	307,282
NEC Electronics	1,100 [a]	35,116
NET One Systems	14	21,390
NGK Insulators	7,000	94,823
NGK Spark Plug	5,000	105,203
NHK Spring	4,000	44,147
Nichirei	7,000	37,344
Nidec	3,100	236,823
Nikko Cordial	25,000	298,963
Nikon	8,600	176,544
Nintendo	2,950	602,313

24

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Nippon Building Fund	13	139,815
Nippon Electric Glass	6,390	137,449
Nippon Express	22,000	118,868
Nippon Kayaku	4,000	32,265
Nippon Light Metal	10,400	25,655
Nippon Meat Packers	5,000	55,183
Nippon Mining Holdings	25,800	192,473
Nippon Oil	35,800	265,853
Nippon Paper Group	25	89,411
Nippon Sheet Glass	10,000	44,812
Nippon Shokubai	4,000	42,781
Nippon Steel	179,100	727,682
Nippon Telegraph & Telephone	152	764,184
Nippon Yusen	31,800	206,019
Nishi-Nippon City Bank	16,000	75,797
Nishimatsu Construction	6,000	20,691
Nissan Chemical Industries	4,000	51,453
Nissan Motor	66,100	790,458
Nisshin Seifun Group	5,300	55,554
Nisshin Steel	22,000	67,978
Nisshinbo Industries	5,000	50,702
Nissin Food Products	2,400	72,314
Nitori	1,000	40,459
Nitto Denko	4,700	267,586
NOK	2,900	75,993
Nomura Holdings	51,600	909,513
Nomura Real Estate Office Fund	8	67,671
Nomura Research Institute	600	87,371
NSK	13,000	108,745
NTN	11,000	90,419
NTT Data	38	189,100
NTT DoCoMo	547	835,756
NTT Urban Development	6	51,726
Obayashi	18,000	117,844
Obic	200	42,371
Odakyu Electric Railway	18,000	110,315
OJI Paper	20,000	105,843

The Fund 25

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Oki Electric Industry	14,000	32,982
OKUMA	4,000	38,274
Okumura	5,000	25,223
Olympus	7,000	222,270
Omron	6,800	175,289
Onward Kashiyama	4,000	54,765
Oracle Japan	900	41,868
Oriental Land	1,400	79,109
ORIX	2,640	742,504
Osaka Gas	56,000	201,716
OSG	2,300	33,846
OTSUKA	400	43,839
Park24	2,800	40,678
Pioneer	3,900	61,951
Promise	2,200	79,433
QP	2,700	23,876
Rakuten	168	74,568
Resona Holdings	130	395,032
Ricoh	20,000	394,349
Rinnai	900	25,505
Rohm	3,200	293,901
Round One	9	36,721
Ryohin Keikaku	800	58,726
Sanken Electric	3,000	35,031
Sankyo	1,400	71,341
Santen Pharmaceutical	2,100	54,671
Sanwa Shutter	5,200	29,738
Sanyo Electric	45,000 [a]	86,040
Sapporo Hokuyo Holdings	8	79,894
Sapporo Holdings	9,000	46,093
SBI E*trade Securities	40	41,996
SBI Holdings	302	110,071
Secom	6,000	299,603
Sega Sammy Holdings	4,984	125,073
Seiko Epson	3,900	98,370
Seino Holdings	4,000	43,498
Sekisui Chemical	13,000	114,737

26

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Sekisui House	15,000	236,738
Seven & I Holdings	24,160	773,334
SFCG	130	24,002
Sharp	29,000	516,111
Shimachu	1,400	40,032
Shimamura	600	64,786
Shimano	2,100	58,435
Shimizu	16,000	94,780
Shin-Etsu Chemical	11,400	746,345
Shinko Electric Industries	1,700	45,273
Shinko Securities	12,000	46,400
Shinsei Bank	41,000	236,226
Shionogi & Co.	9,000	180,146
Shiseido	11,000	214,075
Shizuoka Bank	17,400	185,651
Showa Denko	32,000	139,303
Showa Shell Sekiyu	4,800	53,713
SMC	1,500	204,601
Softbank	21,700	474,175
Sojitz	10,900 [a]	36,099
Sompo Japan Insurance	25,000	332,039
Sony	29,180	1,207,998
Stanley Electric	4,500	89,113
SUMCO	1,400	99,424
Sumitomo	31,000	406,965
Sumitomo Bakelite	5,000	37,856
Sumitomo Chemical	43,000	306,107
Sumitomo Electric Industries	21,400	302,492
Sumitomo Heavy Industries	17,000	145,397
Sumitomo Metal Industries	118,000	443,174
Sumitomo Metal Mining	15,000	196,791
Sumitomo Mitsui Financial Group	178	1,944,774
Sumitomo Osaka Cement	11,000	32,299
Sumitomo Realty & Development	11,000	364,304
Sumitomo Rubber Industries	5,000	57,317
Sumitomo Titanium	600	71,137
Sumitomo Trust & Banking	37,000	397,303

The Fund 27

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Suruga Bank	5,000	62,055
Suzuken	2,020	70,693
T & D Holdings	6,900	503,564
Taiheiyo Cement	25,000	100,294
Taisei	27,000	91,725
Taisho Pharmaceutical	5,000	89,625
Taiyo Nippon Sanso	7,000	61,423
Taiyo Yuden	3,100	47,682
Takara Holdings	5,000	31,198
Takashimaya	8,000	117,315
Takeda Pharmaceutical	25,900	1,660,271
Takefuji	3,060	110,746
Tanabe Seiyaku	6,000	73,748
TDK	3,600	281,166
Teijin	25,000	139,345
Terumo	4,900	197,832
THK	3,600	91,417
TIS	800	17,720
Tobu Railway	22,000	108,164
Toda	5,000	21,937
Toho	4,300	81,115
Toho Titanium	800	44,932
Tohoku Electric Power	12,100	267,500
Tokai Rika	1,600	31,958
Tokuyama	6,000	75,387
Tokyo Broadcasting System	500	11,481
Tokyo Electric Power	35,472	1,029,446
Tokyo Electron	4,800	358,090
Tokyo Gas	66,000	336,324
Tokyo Seimitsu	900	43,404
Tokyo Steel Manufacturing	3,500	53,536
Tokyo Style	2,000	22,125
Tokyo Tatemono	8,000	95,327
Tokyu	29,820	201,591
Tokyu Land	11,000	106,287
TonenGeneral Sekiyu	8,000	76,070
Toppan Printing	17,000	186,027

28

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Toray Industries	40,000	287,824
Toshiba	85,000	536,896
Tosoh	13,000	54,927
TOTO	8,000	79,075
Toyo Seikan Kaisha	4,600	89,130
Toyo Suisan Kaisha	3,000	43,763
Toyobo	18,200	48,003
Toyoda Gosei	1,900	44,031
Toyota Industries	5,800	252,486
Toyota Motor	83,814	4,957,800
Toyota Tsusho	5,500	161,495
Trend Micro	2,500	80,022
Ube Industries	24,600	72,442
Uni-Charm	1,100	61,124
Uniden	2,000	19,205
UNY	5,000	62,695
Ushio	3,100	64,432
USS	650	41,168
Wacoal Holdings	3,000	36,208
West Japan Railway	51	217,660
Yahoo! Japan	433	168,166
Yakult Honsha	2,900	77,726
Yamada Denki	2,500	248,389
Yamaha	4,800	102,428
Yamaha Motor	5,500	150,228
Yamato Holdings	10,400	162,096
Yamazaki Baking	3,000	31,061
Yaskawa Electric	5,000	53,263
Yokogawa Electric	5,600	76,719
Zeon	5,000	50,531
		81,050,122
Luxembourg—.0%
Oriflame Cosmetics	1,080	39,034
Netherlands—3.8%
ABN AMRO Holding	52,789	1,539,570
Aegon	42,060	773,576
Akzo Nobel	7,999	448,606

The Fund 29

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Netherlands (continued)
ASML Holding	13,720 [a]	313,806
Buhrmann	2,895	45,006
Corio	1,094	79,451
Euronext	2,558	256,295
European Aeronautic Defence and Space	9,775	265,122
Fugro	1,500	64,826
Getronics	2,893	19,718
Hagemeyer	13,187 [a]	67,662
Heineken	6,938	314,452
ING Groep	54,440	2,411,807
Koninklijke Ahold	45,712 [a]	481,342
Koninklijke DSM	4,324	197,081
Koninklijke Philips Electronics	36,410	1,271,936
Mittal Steel	20,313	872,427
OCE	2,320	35,445
Qiagen	3,966 [a]	62,617
Randstad Holdings	1,316	82,892
Reed Elsevier	20,219	347,614
Rodamco Europe	1,489	172,279
Royal KPN	56,610	756,501
Royal Numico	5,110	228,471
SBM Offshore	3,860	114,250
STMicroelectronics	19,289	333,594
TNT	12,160	468,096
Unilever	49,951	1,231,746
Vedior	4,566	83,513
Wereldhave	597	68,464
Wolters Kluwer	8,351	229,591
		13,637,756
New Zealand—.2%
Auckland International Airport	28,102	38,384
Contact Energy	8,448	42,140
Fisher & Paykel Appliances Holdings	7,958	20,247
Fisher & Paykel Healthcare	14,548	40,716
Fletcher Building	13,279	84,464
Kiwi Income Property Trust (Units)	22,811	20,771

30

Common Stocks (continued)	Shares	Value ($)

New Zealand (continued)
Sky City Entertainment Group	12,052	41,558
Sky Network Television	4,754	18,080
Telecom of New Zealand	59,057	184,659
Tower	8,986 [a]	20,817
Vector	3,522	5,943
Warehouse Group	2,700	11,606
		529,385
Norway—.8%
Acergy	5,291 [a]	95,653
Aker Kvaerner ASA	800	83,168
DET Norske Oljeselskap	21,040	35,062
DNB NOR	19,002	248,675
Frontline	1,500	56,700
Norsk Hydro	20,927	480,707
Norske Skogindustrier	4,380	68,972
Ocean RIG	5,000 [a]	32,870
Orkla	5,324	272,673
Pan Fish	76,864 [a]	60,166
Petroleum Geo-Services	1,510 [a]	87,840
ProSafe	1,050	67,100
Schibsted	1,430	43,287
SeaDrill	6,347 [a]	89,951
Statoil	19,297	487,518
Stolt-Nielsen	950	27,305
Storebrand	6,450	76,028
Tandberg	3,000	34,628
Tandberg Television	2,300 [a]	23,805
Telenor	21,786	343,896
TGS Nopec Geophysical	2,800 [a]	49,870
Tomra Systems	3,950	26,541
Yara International	5,574	97,573
		2,889,988
Portugal—.3%
Banco BPI	7,721	58,635
Banco Comercial Portugues	64,935	211,343
Banco Espirito Santo	6,241	98,934

The Fund 31

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Portugal (continued)
Brisa-Auto Estradas de Portugal	8,471	93,632
Cimpor-Cimentos de Portugal	6,029	42,477
Energias de Portugal	59,796	268,649
Jeronimo Martins	1,205	23,070
Portugal Telecom	23,457	292,208
PT Multimedia Servicos de
Telecomunicacoes e Multimedia	2,390	28,980
Sonae	20,060	38,149
Sonae Industria	2,150 [a]	20,883
		1,176,960
Singapore—.9%
Allgreen Properties	6,000	6,512
Ascendas Real Estate Investment Trust	25,700	35,815
CapitaLand	34,000	118,999
CapitaMall Trust	19,000	31,603
Chartered Semiconductor Manufacturing	24,000 [a]	18,341
City Developments	14,000	98,899
ComfortDelgro	49,700	52,025
Cosco Singapore	22,000	27,126
Creative Technology	750	5,009
DBS Group Holdings	33,059	433,101
Fraser & Neave	22,150	63,158
Haw Par	1,658	7,187
Jardine Cycle & Carriage	4,422	35,214
Keppel	16,500	167,421
Keppel Land	10,000	35,321
Neptune Orient Lines	14,000	18,251
Noble Group	29,000	21,604
Olam International	13,000	15,946
Oversea-Chinese Banking	70,942	318,912
Parkway Holdings	14,000	24,904
SembCorp Industries	23,254	54,657
SembCorp Marine	15,000	32,945
Singapore Airlines	16,000	156,183
Singapore Exchange	21,000	60,688
Singapore Land	5,000	27,293

32

Common Stocks (continued)	Shares	Value ($)

Singapore (continued)
Singapore Petroleum	3,000	8,747
Singapore Post	31,000	19,908
Singapore Press Holdings	42,075	112,946
Singapore Technologies Engineering	41,000	77,937
Singapore Telecommunications	210,951	359,002
SMRT	8,000	5,754
STATS ChipPAC	26,000 [a]	16,447
Suntec Real Estate Investment Trust	19,000	18,913
United Overseas Bank	33,112	376,381
UOL Group	15,111	38,817
Venture	7,000	64,284
Want Want Holdings	14,000	25,060
Wing Tai Holdings	16,000	21,064
		3,012,374
Spain—4.1%
Abertis Infraestructuras	6,873	186,062
Acciona	774	136,330
Acerinox	5,110	120,008
ACS-Actividades de Construccion y Servicios	6,995	351,141
Altadis	7,684	367,780
Antena 3 de Television	2,196	47,593
Banco Bilbao Vizcaya Argentaria	98,513	2,378,945
Banco Popular Espanol	24,263	420,547
Banco Santander Central Hispano	172,512	2,985,718
Cintra Concesiones de
Infraestructuras de Transporte	6,164	94,488
Corporacion Mapfre	14,795	65,526
Ebro Puleva	2,437	54,122
Endesa	27,762	1,230,978
Fadesa Inmobiliaria	1,305	57,981
Fomento de Construcciones y Contratas	1,281	111,671
Gamesa Corp Tecnologica	4,635	106,427
Gas Natural SDG	4,966	197,250
Grupo Ferrovial	1,813	167,535
Iberdrola	23,657	1,085,496
Iberia Lineas Aereas de Espana	12,494	39,229

The Fund 33

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Spain (continued)
Inditex	6,467	309,201
Indra Sistemas	3,330	73,954
NH Hoteles	1,765	36,360
Promotora de Informaciones	2,270	37,057
Repsol YPF	26,737	887,270
Sacyr Vallehermoso	2,795	142,910
Sociedad General de Aguas de Barcelona (Rights)	1,687 [a]	560
Sociedad General de Aguas de Barcelona, Cl. A	1,687	59,235
Sogecable	1,167 [a]	37,461
Telefonica	129,568	2,497,149
Union Fenosa	4,113	208,935
Zeltia	4,464 [a]	32,647
		14,527,566
Sweden—2.4%
Alfa Laval	2,600	96,311
Assa Abloy, Cl. B	9,402	180,973
Atlas Copco, Cl. A	9,966	291,194
Atlas Copco, Cl. B	6,000	171,158
Axfood	920	30,194
Billerud	1,600	24,926
Boliden	8,000	176,697
Castellum	4,400	52,704
D Carnegie	1,570	30,002
Electrolux, Cl. B	7,527	137,847
Elekta, Cl. B	2,800	58,160
Eniro	4,973	59,568
Getinge, Cl. B	5,400	95,529
Hennes & Mauritz, Cl. B	13,916	600,276
Hoganas, Cl. B	800	20,550
Holmen, Cl. B	1,632	71,866
Husqvarna, Cl. B	7,617 [a]	93,348
Kungsleden	3,880	49,028
Lundin Petroleum	6,300 [a]	69,793
Modern Times Group, Cl. B	1,400	80,649
Nobia	1,300	46,085
Nordea Bank	60,624	835,307
OMX	2,650	48,164

34

Common Stocks (continued)	Shares		Value ($)

Sweden (continued)
Sandvik	29,770		363,808
SAS	2,050	[a]	29,452
Scania, Cl. B	2,791		191,119
Securitas Direct, Cl. B	8,604	[a]	26,212
Securitas Systems, Cl. B	8,604	[a]	28,714
Securitas, Cl. B	8,604		113,189
Skandinaviska Enskilda Banken, Cl. A	13,243		370,439
Skanska, Cl. B	10,499		187,186
SKF, Cl. B	11,232		180,813
Ssab Svenskt Stal, Ser. A	4,270		90,764
Ssab Svenskt Stal, Ser. B	2,100		41,876
Svenska Cellulosa, Cl. B	5,314		243,940
Svenska Handelsbanken, Cl. A	14,815		383,638
Swedish Match	8,364		133,775
Tele2, Cl. B	8,406		88,467
Telefonaktiebolaget LM Ericsson, Cl. B	431,228		1,636,199
Telelogic	8,000	[a]	14,845
TeliaSonera	54,168		393,805
Trelleborg, Cl. B	2,370		49,885
Volvo, Cl. A	2,632		169,844
Volvo, Cl. B	6,156		384,889
Wihlborgs Fastigheter	1,068		18,930
Wihlborgs Fastigheter	2,623		61,204
			8,523,322
Switzerland—6.9%
ABB	57,630		857,141
Adecco	3,909		241,514
Ciba Specialty Chemicals	1,924		117,790
Clariant	6,521		90,173
Compagnie Financiere Richemont, Cl. A	15,261		755,167
Credit Suisse Group	34,451		2,077,280
Geberit	120		156,385
Givaudan	191		158,162
Holcim	5,895		506,159
Kudelski	991		30,554
Kuehne & Nagel International	1,510		103,795
Kuoni Reisen Holding	70		38,212

The Fund 35

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Logitech International	4,838 [a]	127,188
Lonza Group	1,188	91,690
Micronas Semiconductor	647	13,108
Nestle	11,709	4,000,744
Nobel Biocare Holding	705	192,992
Novartis	67,556	4,100,557
OC Oerlikon	203 [a]	77,073
Phonak Holding	1,439	91,857
PSP Swiss Property	1,296	67,829
Rieter Holding	140	66,350
Roche Holding	20,391	3,568,855
Schindler Holding	1,330	76,399
Serono	139	121,472
SGS	116	123,312
SIG Holding	176	51,434
Straumann Holding	197	44,782
Sulzer	97	85,392
Swatch Group	1,511	60,374
Swatch Group, Cl. B	891	175,858
Swiss Reinsurance	9,846	807,406
Swisscom	514	179,550
Syngenta	3,142	507,479
Synthes	1,279	145,087
UBS	60,025	3,585,527
Zurich Financial Services	4,229	1,045,478
		24,540,125
United Kingdom—23.8%
3i Group	13,103	239,911
Aegis Group	23,287	59,404
Aggreko	7,330	49,699
Alliance Boots	23,282	359,677
Amec	8,579	61,031
Amvescap	20,809	237,929
Anglo American	41,393	1,866,302
ARM Holdings	38,039	85,427
Arriva	5,438	74,157

36

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
AstraZeneca	45,447	2,685,309
Aviva	73,682	1,089,107
BAE Systems	93,491	748,013
Balfour Beatty	11,768	90,956
Barclays	188,005	2,536,901
Barratt Developments	7,146	147,604
BBA Group	13,455	68,774
Bellway	3,418	87,811
Berkeley Group Holdings	2,791 [a]	76,653
BG Group	101,295	1,343,670
BHP Billiton	70,946	1,368,002
Biffa	9,792 [a]	49,771
Bovis Homes Group	3,340	60,262
BP	577,413	6,420,410
Brambles Industries	19,288	181,544
British Airways	16,439 [a]	144,068
British American Tobacco	45,278	1,234,034
British Land	15,290	435,970
British Sky Broadcasting	34,587	357,866
Brixton	6,655	68,224
BT Group	241,357	1,280,863
Bunzl	9,281	122,669
Burberry Group	12,983	138,419
Cable & Wireless	100,100	279,692
Cadbury Schweppes	61,229	616,009
Capita Group	18,165	186,738
Carnival	4,835	235,980
Carphone Warehouse Group	10,279	55,579
Cattles	9,083	65,223
Centrica	106,313	671,661
Charter	4,265 [a]	74,999
Close Brothers Group	3,564	65,969
Cobham	33,190	121,697
Collins Stewart Tullett	6,581	107,693
Compass Group	63,762	341,116
Cookson Group	5,084	56,239

The Fund 37

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Corus Group	25,764	229,722
CSR	3,311 [a]	47,804
Daily Mail & General Trust, Cl. A	8,330	106,604
Davis Service Group	4,424	41,450
De La Rue	4,670	55,312
Diageo	81,356	1,505,112
DSG International	52,770	218,904
Electrocomponents	10,893	59,938
EMAP	5,802	86,756
EMI Group	21,394	109,966
Enterprise Inns	9,189	188,927
Experian Group	29,502 [a]	324,665
First Choice Holidays	15,603	67,032
Firstgroup	10,692	109,558
FKI	13,710	25,037
Friends Provident	51,489	203,279
Galiform	17,330	33,383
Gallaher Group	19,423	329,696
GKN	20,642	120,274
GlaxoSmithKline	168,380	4,495,999
Great Portland Estates	5,174	59,307
Group 4 Securicor	35,244	117,633
Hammerson	7,916	203,367
Hanson	20,158	279,313
Hays	43,341	122,960
HBOS	110,087	2,282,302
HMV Group	13,620	41,173
Home Retail Group	24,242 [a]	185,405
HSBC Holdings	332,235	6,298,533
ICAP	14,711	142,813
IMI	10,594	106,482
Imperial Chemical Industries	34,512	267,735
Imperial Tobacco Group	20,023	709,167
Inchcape	13,096	129,320
Intercontinental Hotels Group	11,340	218,229
International Power	41,468	264,753

38

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Intertek Group	4,269	67,009
Invensys	21,870 [a]	95,311
Investec	8,680	87,741
ITV	180,100	362,388
J Sainsbury	42,135	314,818
Johnson Matthey	6,302	172,480
Kelda Group	10,041	165,845
Kesa Electricals	14,511	97,074
Kingfisher	66,669	334,734
Ladbrokes	19,033	148,288
Land Securities Group	13,593	543,393
Legal & General Group	188,524	519,568
Liberty International	7,617	195,250
Lloyds TSB Group	162,283	1,731,732
LogicaCMG	42,840	135,224
London Stock Exchange Group	4,270	102,777
Man Group	50,696	471,847
Marks & Spencer Group	49,304	617,340
Meggitt	10,952	69,871
Michael Page International	8,597	66,242
Misys	15,287	59,406
Mitchell & Butlers	16,668	189,469
National Express Group	3,795	70,571
National Grid	78,624	1,004,703
Next	6,660	238,803
Old Mutual	150,978	488,080
PartyGaming	25,846	15,035
Pearson	23,770	350,669
Persimmon	8,035	204,585
Premier Farnell	12,140	43,182
Provident Financial	7,607	89,880
Prudential	70,194	860,163
Punch Taverns	7,974	156,495
Rank Group	15,819	76,106
Reckitt Benckiser	17,674	768,896
Reed Elsevier	37,181	423,353

The Fund 39

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Rentokil Initial	48,901	141,299
Resolution	19,345	229,492
Reuters Group	38,075	324,786
Rexam	16,741	188,542
Rio Tinto	30,510	1,682,861
Rolls-Royce Group	52,056	466,386
Rolls-Royce Group, Cl. B	1,978,656	3,774
Royal & Sun Alliance Insurance Group	82,943	233,335
Royal Bank of Scotland Group	92,518	3,296,179
Royal Dutch Shell, Cl. A	111,434	3,863,841
Royal Dutch Shell, Cl. B	79,926	2,862,802
SABMiller	26,032	503,446
Sage Group	38,969	178,377
Schroders	3,266	61,730
Scottish & Newcastle	22,434	241,320
Scottish & Southern Energy	25,202	631,594
Scottish Power	42,981	535,710
Serco Group	13,960	94,520
Severn Trent	6,528	173,809
Signet Group	50,005	114,208
Slough Estates	15,114	197,892
Smith & Nephew	26,511	259,010
Smiths Group	16,061	289,782
Sportingbet	9,804	9,116
SSL International	6,600	42,390
Stagecoach Group	21,317	56,716
Standard Life	59,650 [a]	323,668
Tate & Lyle	14,605	219,500
Taylor Woodrow	15,468	107,311
Tesco	229,052	1,719,042
Tomkins	24,700	114,475
Travis Perkins	3,133	107,079
Trinity Mirror	9,063	84,785

40

Common Stocks (continued)	Shares	Value ($)

United Kingdom (continued)
Unilever	35,734	886,679
United Business Media	7,360	97,419
United Utilities	25,883	352,222
Vodafone Group	1,524,446	3,925,125
Whitbread	6,168	164,812
William Hill	10,714	133,027
Wimpey (George)	11,627	116,644
Wolseley	19,036	449,836
WPP Group	34,424	440,874
Xstrata	17,859	762,979
Yell Group	22,457	266,838
		84,730,502
Total Common Stocks
(cost $258,088,472)		349,129,289

Preferred Stocks—.3%

Germany—.3%
Henkel	1,690	226,165
Porsche	234	272,795
ProSieben Sat.1 Media	2,153	62,077
RWE	1,095	96,882
Volkswagen	3,154	205,507
		863,426
Italy—.0%
Unipol	23,252	71,449
Total Preferred Stocks
(cost $1,090,735)		934,875

	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)

U.S. Treasury Bill;
4.88%, 12/7/06
(cost $786,183)	790,000 [c]	786,074

The Fund 41

STATEMENT OF INVESTMENTS (continued)
Other Investment—3.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,229,000)	13,229,000 [d]	13,229,000

Total Investments (cost $273,194,390)	102.4%	364,079,238
Liabilities, Less Cash and Receivables	(2.4%)	(8,470,754)
Net Assets	100.0%	355,608,484

a Non-income producing security. b The value of this security has been determined in good faith under the direction of the Board of Directors. c All or partially held by a broker as collateral for open financial futures positions. d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	16.5	Food, Beverage & Tobacco	4.9
Materials	8.0	Insurance	4.8
Energy	7.3	Automobiles & Components	4.0
Capital Goods	7.2	Other	27.0
Pharmaceuticals & Biotechnology	6.5	Forward Currency Exchange
Diversified Financials	5.6	Contracts/Futures	.0
Utilities	5.4
Telecommunications	5.2		102.4

† Based on net assets.

See notes to financial statements.

42

STATEMENT OF FINANCIAL FUTURES

October 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/06 ($)

Financial Futures Long
DJ Euro Stoxx 50	38	1,945,872	December 2006	1,573
FTSE 100	13	1,522,491	December 2006	(5,304)
TOPIX	10	1,377,235	December 2006	(33,407)
				(37,138)

See notes to financial statements.
The Fund 43

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	259,965,390	350,850,238
Affiliated issuers	13,229,000	13,229,000
Cash		944,635
Cash denominated in foreign currencies	1,255,863	1,272,642
Receivable for shares of Common Stock subscribed		711,692
Dividends and interest receivable		573,369
Receivable for investment securities sold		113,001
Unrealized appreciation on forward
currency exchange contracts—Note 4		84,819
		367,779,396

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		175,256
Payable for investment securities purchased		11,727,594
Payable for shares of Common Stock redeemed		258,808
Payable for futures variation margin—Note 4		9,254
		12,170,912

Net Assets ($)		355,608,484

Composition of Net Assets ($):
Paid-in capital		273,231,227
Accumulated undistributed investment income—net		5,419,052
Accumulated net realized gain (loss) on investments		(13,954,564)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($37,138) net unrealized (depreciation) on financial futures]		90,912,769

Net Assets ($)		355,608,484

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		19,728,209
Net Asset Value, offering and redemption price per share—Note 3(c) ($)		18.03

See notes to financial statements.
44

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Dividends (net of $614,749 foreign taxes withheld at source):
Unaffiliated issuers	7,815,903
Affiliated issuers	302,521
Interest	29,701
Income on securities lending	211
Total Income	8,148,336
Expenses:
Management fee—Note 3(a)	982,888
Shareholder servicing costs—Note 3(b)	702,063
Loan commitment fees—Note 2	1,430
Total Expenses	1,686,381
Investment Income—Net	6,461,955

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	4,255,278
Net realized gain (loss) on forward currency exchange contracts	290,220
Net realized gain (loss) on financial futures	1,079,660
Net Realized Gain (Loss)	5,625,158
Net change in unrealized appreciation (depreciation)
on investments, foreign currency transactions and
forward currency exchange contracts [including ($80,531)
net change in unrealized (depreciation) on financial futures]	50,959,372
Net Realized and Unrealized Gain (Loss) on Investments	56,584,530
Net Increase in Net Assets Resulting from Operations	63,046,485

See notes to financial statements.

The Fund 45

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	6,461,955	3,327,284
Net realized gain (loss) on investments	5,625,158	1,814,338
Net change in unrealized appreciation
(depreciation) on investments	50,959,372	18,357,619
Net Increase (Decrease) in Net Assets
Resulting from Operations	63,046,485	23,499,241

Dividends to Shareholders from ($):
Investment income—net	(4,095,715)	(2,772,459)

Capital Stock Transactions ($):
Net proceeds from shares sold	170,511,526	104,456,200
Dividends reinvested	3,605,156	2,386,290
Cost of shares redeemed	(78,133,042)	(44,061,412)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	95,983,640	62,781,078
Total Increase (Decrease) in Net Assets	154,934,410	83,507,860

Net Assets ($):
Beginning of Period	200,674,074	117,166,214
End of Period	355,608,484	200,674,074
Undistributed investment income—net	5,419,052	2,650,601

Capital Share Transactions (Shares):
Shares sold	10,355,730	7,547,258
Shares issued for dividends reinvested	234,572	175,076
Shares redeemed	(4,728,362)	(3,173,832)
Net Increase (Decrease) in Shares Outstanding	5,861,940	4,548,502

See notes to financial statements.
46

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	14.47	12.57	10.91	8.89	10.60
Investment Operations:
Investment income—net [a]	.38	.29	.25	.18	.15
Net realized and unrealized
gain (loss) on investments	3.45	1.88	1.72	2.04	(1.73)
Total from Investment Operations	3.83	2.17	1.97	2.22	(1.58)
Distributions:
Dividends from investment income—net	(.27)	(.27)	(.31)	(.20)	(.13)
Net asset value, end of period	18.03	14.47	12.57	10.91	8.89

Total Return (%)	26.83	17.40	18.40	25.49	(15.12)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	2.30	2.07	2.07	1.98	1.44
Portfolio Turnover Rate	4.12	3.46	14.80	11.37	24.12

Net Assets, end of period ($ x 1,000)	355,608	200,674	117,116	91,731	82,091

a Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 47

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund’s investment objective is to provide investment results that correspond to the net dividend and total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe,Australia, Far East (Free) Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which requires the use of management estimates and assumptions.Actual results could differ from those estimates.

In the normal course of business, the fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the fund under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the fund expects the risks of loss to be remote.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the

48

national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the fund’s Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S.dollars at the prevailing rates of exchange.Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price on the principal exchange.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount and amortization of premium on debt securities.

Pursuant to a securities lending agreement with Mellon Bank, N.A, an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

50

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income tax is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48,“Accounting for Uncertainty in Income Taxes -an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows:undistributed ordinary income $6,854,136,accumu-lated capital losses $7,146,950 and unrealized appreciation $82,670,071.

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $2,075,999 of the carryover expires in fiscal 2010, $4,292,311 expires in fiscal 2011 and $778,640 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were as follows: ordinary income $4,095,715 and $2,772,459, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency exchange gains and losses, the fund increased accumulated undistributed investment income-net by $402,211, decreased accumulated net realized gain (loss) on investments by $401,739 and decreased paid-in capital by $472. Net assets were not affected by this reclassification.

NOTE 2—Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, commitment fees, interest, Shareholder Services Plan fees, fees and expenses of non-interested Board Members (includ-

52

ing counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). Each Board member also serves as a Board Member of other funds within the Dreyfus complex (collectively, the “Fund Group”). Each Board member receives an annual fee of $40,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Subject to the Company’s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company’s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members. All Board fees are allocated among the funds in the Fund Group in proportion to each fund’s relative net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, a fee at the annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2006, the fund was charged $702,063 pursuant to the Shareholder Services Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $102,233, and shareholder services plan fees $73,023.

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

(c) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended October 31, 2006, redemption fees charged and received by the fund amounted to $472. Cost of shares redeemed in the Statement of Changes in Net Assets is reflected net of redemption fees.

(d) Pursuant to an exemptive order from the SEC, the fund invests it’s available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 2006, amounted to $109,914,650 and $11,285,388, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

54

The following summarizes open forward currency exchange contracts at October 31, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)

Purchases:
Australian Dollar,
expiring 11/2/2006	648,529	498,744	501,864	3,120
British Pound,
expiring 11/2/2006	1,173,165	2,231,805	2,237,518	5,713
British Pound,
expiring 12/14/2006	743,730	1,402,068	1,418,910	16,842
Danish Krone,
expiring 11/2/2006	691,367	117,960	118,395	435
Euro,
expiring 11/1/2006	692,977	881,224	884,481	3,257
Euro,
expiring 11/2/2006	2,029,312	2,580,716	2,590,112	9,396
Euro,
expiring 11/3/2006	68,653	87,312	87,625	313
Euro,
expiring 12/14/2006	1,375,010	1,742,592	1,758,706	16,114
Hong Kong Dollar,
expiring 11/2/2006	1,434,269	184,347	184,347	—
Japanese Yen,
expiring 11/2/2006	333,946,490	2,843,097	2,850,467	7,370
Japanese Yen,
expiring 12/14/2006	180,409,000	1,530,845	1,548,908	18,063
New Zealand Dollar,
expiring 11/2/2006	33,798	22,461	22,630	169
Norwegian Krone,
expiring 11/2/2006	250,737	38,168	38,333	165
Singapore Dollar,
expiring 11/2/2006	67,873	43,482	43,588	106
Swedish Krona,
expiring 11/2/2006	900,820	124,261	124,743	482
Swiss Franc,
expiring 11/2/2006	1,003,245	803,290	806,564	3,274
TOTAL				84,819

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2006, are set forth in the Statement of Financial Futures.

At October 31, 2006, the cost of investments for federal income tax purposes was $281,386,069; accordingly, accumulated net unrealized appreciation on investments was $82,693,169, consisting of $94,474,415 gross unrealized appreciation and $11,781,246 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus International Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and of financial futures and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund (the “Fund”) (one of the series constituting Dreyfus Index Funds, Inc.) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 14, 2006

The Fund 57

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2006:

  the total amount of taxes paid to foreign countries was $597,477 the total amount of income sourced from foreign countries was $7,003,989

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2006 calendar year with Form 1099-DIV which will be mailed by January 31, 2007.

For the fiscal year ended October 31, 2006, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,428,006 represents the maximum amount that may be considered qualified dividend income.

58

PROXY RESULTS (Unaudited)

Dreyfus Index Funds, Inc. held a special meeting of shareholders on June 29, 2006. The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	66,234,566		1,790,517
James F. Henry †	66,185,759		1,839,324
Dr. Martin Peretz †	66,291,073		1,734,010

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.
In addition Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler continue as Board members of the fund.

The Fund 59

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Peggy C. Davis (63) Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 71
———————
David P. Feldman (66) Board Member (1989)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57
60

James F. Henry (75) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66) Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 60
———————
Dr. Paul A. Marks (80) Board Member (2006)
Principal Occupation During Past 5 Years:
  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Scientific Advisory Board
  PTC, Scientific Advisory Board
  IKONYSIS, Scientific Advisory Board
No. of Portfolios for which Board Member Serves: 48

The Fund 61

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (76) Board Member (1996) Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 48
———————
Dr. Martin Peretz (67) Board Member (2006) Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (76)
Board Member (1991)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member T. John Szarkowski, Emeritus Board Member

62

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JOSEPH M. CHIOFFI, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board and Chief Executive	Associate General Counsel of the Manager,
Officer of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 189	(comprised of 205 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 44 years old and has been an
Canter also is a Board member and, where	employee of the Manager since June 2000.

applicable, an Executive Committee Member	JANETTE E. FARRAGHER, Vice President
of the other investment management	and Assistant Secretary since
subsidiaries of Mellon Financial Corporation,	August 2005.
each of which is an affiliate of the Manager.
He is 61 years old and has been an employee	Associate General Counsel of the Manager,
of the Manager since May 1995.	and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
MARK N. JACOBS, Vice President since	Manager. She is 43 years old and has been an
March 2000.	employee of the Manager since February 1984.

Executive Vice President, Secretary and	JOHN B. HAMMALIAN, Vice President and
General Counsel of the Manager, and an	Assistant Secretary since August 2005.
officer of 91 investment companies (comprised
of 205 portfolios) managed by the Manager.	Associate General Counsel of the Manager,
He is 60 years old and has been an employee	and an officer of 91 investment companies
of the Manager since June 1977.	(comprised of 205 portfolios) managed by the
Manager. He is 43 years old and has been an
MICHAEL A. ROSENBERG, Vice President	employee of the Manager since February 1991.
and Secretary since August 2005.
ROBERT R. MULLERY, Vice President and
Associate General Counsel of the Manager,	Assistant Secretary since August 2005.
and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the	Associate General Counsel of the Manager,
Manager. He is 46 years old and has been an	and an officer of 91 investment companies
employee of the Manager since October 1991.	(comprised of 205 portfolios) managed by the
Manager. He is 54 years old and has been an
JAMES BITETTO, Vice President and	employee of the Manager since May 1986.
Assistant Secretary since August 2005.
JEFF PRUSNOFSKY, Vice President and
Associate General Counsel and Assistant	Assistant Secretary since August 2005.
Secretary of the Manager, and an officer of 91
investment companies (comprised of 205	Associate General Counsel of the Manager,
portfolios) managed by the Manager. He is 40	and an officer of 91 investment companies
years old and has been an employee of the	(comprised of 205 portfolios) managed by the
Manager since December 1996.	Manager. He is 41 years old and has been an
employee of the Manager since October 1990.
JONI LACKS CHARATAN, Vice President
and Assistant Secretary since	JAMES WINDELS, Treasurer since
August 2005.	November 2001.
Associate General Counsel of the Manager,	Director – Mutual Fund Accounting of the
and an officer of 91 investment companies	Manager, and an officer of 91 investment
(comprised of 205 portfolios) managed by the	companies (comprised of 205 portfolios)
Manager. She is 50 years old and has been an	managed by the Manager. He is 48 years old
employee of the Manager since October 1988.	and has been an employee of the Manager
since April 1985.

The Fund 63

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer	JOSEPH W. CONNOLLY, Chief Compliance
since August 2005.	Officer since October 2004.
Senior Accounting Manager – Taxable Fixed	Chief Compliance Officer of the Manager and
Income Funds of the Manager, and an officer	The Dreyfus Family of Funds (91 investment
of 91 investment companies (comprised of 205	companies, comprised of 205 portfolios). From
portfolios) managed by the Manager. He is 38	November 2001 through March 2004, Mr.
years old and has been an employee of the	Connolly was first Vice-President, Mutual
Manager since November 1992.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2002.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 91 investment companies	capacities with the Manager since 1980,
(comprised of 205 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 42 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	October 2002.
the Manager, and an officer of 91 investment	Vice President and Anti-Money Laundering
companies (comprised of 205 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 39 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 87 investment companies (comprised of 201
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

64

For More	Information

Dreyfus International	Transfer Agent &
Stock Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Trust of New England, N.A.
One Boston Place
Boston, MA 02109

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $114,000 in 2005 and $120,000 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $9,000 in 2005 and $9,900 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $75,000 in 2005 and $90,000 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INDEX FUNDS, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)